                                                        Semiannual Report
                                                        as of September 30, 1999


                                   Evergreen

                                       Balanced Funds

                         [LOGO OF EVERGREEN FUNDS/SM/]
                                                    SINCE 1932

                               Table of Contents

Letter to Shareholders ....................................................    1

Evergreen Balanced Fund

   Fund at a Glance .......................................................    2

   Portfolio Manager Interview ............................................    3

Evergreen Foundation Fund

   Fund at a Glance .......................................................    7

   Portfolio Manager Interview ............................................    8

Evergreen Tax Strategic Foundation Fund

   Fund at a Glance .......................................................   11

   Portfolio Manager Interview ............................................   12

Financial Highlights

   Evergreen Balanced Fund ................................................   16

   Evergreen Foundation Fund ..............................................   18

   Evergreen Tax Strategic Foundation Fund ................................   20

Schedule of Investments

   Evergreen Balanced Fund ................................................   22

   Evergreen Foundation Fund ..............................................   28

   Evergreen Tax Strategic Foundation Fund ................................   32

Statements of Assets and Liabilities ......................................   39

Statements of Operations ..................................................   40

Statements of Changes in Net Assets .......................................   41

Combined Notes to Financial

Statements ................................................................   43


                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $70 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money


Mutual Funds:   NOT FDIC INSURED       May lose value . Not bank guaranteed

                          Evergreen Distributor, Inc.
     EvergreenSM is a Service Mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders
                            ----------------------
                                 November 1999




       [PHOTO]

William M. Ennis President
and CEO

Dear Shareholders,

We are pleased to provide the Evergreen Balanced Funds semiannual report, which covers the six-month period ended September 30, 1999.

Uncertainty over Interest Rates Influences the Markets

Although the U.S. economy is in the ninth year of economic expansion, many believe that valuation levels in some sectors of the stock market are just not sustainable. The S&P 500 continued to advance in the first half of 1999, dominated by the performance of a very small group of large-cap stocks. By the 3rd quarter of 1999, rising interest rates dampened performance of stocks across the board. Investors' inflation fears and continued doubts about the ability of U.S. companies to sustain significant growth in earnings prompted an October sell-off.

The Federal Reserve Bank's "tightening bias" leads many to anticipate further interest rate increases in order to stem even the slightest inflationary pressure. Additional interest rate hikes would likely have a negative effect on stock prices, which could restrain consumer spending; however, many investors are waiting for just such a scenario to take place, so they can take advantage of lower stock prices as a buying opportunity. Bonds appear relatively attractive over the long term compared to other asset classes, particularly because "real" interest rates are high by historical standards.

We believe that the economy is still fundamentally strong, and that inflation will stay contained, producing only moderate upward pressure on interest rates. We remain cautiously optimistic about the prospects for continued growth in the markets.

Evergreen Funds is Ready for the Year 2000/1/

We have been addressing the Year 2000 challenge since February of 1996 and have committed the time, resources and people necessary to prepare for any ramifications from the millennium bug. Today, we are confident that our preparations will enable us to continue to deliver the high-quality Evergreen products and services on which our shareholders rely. In addition, Evergreen portfolio managers have placed great emphasis on monitoring portfolios for Y2K readiness.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should make it simple for you to choose the most appropriate for your portfolio.

We would like to thank you for your continued investment in Evergreen Funds.

Sincerely,


/s/
  --------------------------

William M. Ennis
President and CEO
Evergreen Investment Company


/1/ The information above constitutes Year 2000 readiness disclosure.

                                   EVERGREEN
                                  Balanced Fund

                   Fund at a Glance as of September 30, 1999

"The Fund performed in line with the markets during a period of rising interest rates and uncertainty about the pace of economic growth."



                                   Portfolio
                                  Management
                             --------------------


                        [PHOTO]                 [PHOTO]

                     Gary E.Pzegeo         Judith A.Warners
                 Tenure: January 1999    Tenure: August 1998


                           CURRENT INVESTMENT STYLE/1/

[GRAPHIC]  Morningstar's Style Box is based on a portfolio date as of 9/30/1999.
           The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

[GRAPHIC]  The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

           /1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A, C and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.



--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date 9/11/1935   Class A    Class B    Class C    Class Y
Class Inception Date                1/20/1998  9/11/1935  1/22/1998  1/26/1998
Average Annual Returns*
6 months with sales charge            -4.93%    -5.43%      -1.57%      n/a
6 months w/o sales charge             -0.21%    -0.50%      -0.59%     0.00%
1 year with sales charge               5.28%     5.14%       8.74%      n/a
1 year w/o sales charge               10.50%     9.66%       9.65%    10.79%
3 years                               11.70%    12.02%      12.70%    13.83%
5 years                               14.12%    14.19%      14.38%    15.53%
10 years                              10.62%    10.30%      10.26%    11.43%
Since Portfolio Inception              8.56%     8.45%       8.41%     8.72%
Maximum Sales Charge                   4.75%     5.00%       1.00%      n/a
                                    Front End    CDSC        CDSC
30-day SEC yield                       2.48%     1.84%       1.84%     2.88%
6-month income dividends
per share                             $0.15     $0.11       $0.11     $0.16

* Adjusted for maximum applicable sales charge unless noted.



--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                     CPI           LBGCBI         S&P 500        Class B
   9/30/89         10,000          10,000          10,000         10,000
   9/30/90         10,616          10,675           9,060          9,477
   9/30/91         10,976          12,368          11,879         11,581
   9/30/92         11,304          14,005          13,188         12,468
   9/30/93         11,608          15,608          14,897         13,894
   9/30/94         11,952          14,961          15,447         13,589
   9/30/95         12,256          17,109          20,038         16,039
   9/30/96         12,624          17,879          24,115         18,584
   9/30/97         12,896          19,593          33,861         22,994
   9/30/98         13,088          22,115          36,888         24,309
   9/30/99         13,400          21,752          46,652         26,658


Comparison of a $10,000 investment in Evergreen Balanced Fund Class B shares/2/, versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Government/Corporate Bond Index (LBGCBI) and the Consumer Price Index (CPI).

The S&P 500 and the LBGCBI are unmanaged indices and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                                  Balanced Fund

                          Portfolio Manager Interview


How did the Fund perform?

The Evergreen Balanced Fund performed in line with the markets during a period of rising interest rates and uncertainty about the pace of economic growth. For the six-month period ended September 30, 1999, the Balanced Fund's Class A shares had a total return of -0.21% compared to -0.56% return for the Lehman Brothers. Government/Corporate Bond Index and 0.36% for the S&P 500 Index.. During the same six-month period, the average balanced fund had a return of - 0.15%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund performance is before the deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 9/30/1999)

Total Net Assets                                                  $1,557,683,144
Number of Holdings                                                           222
Beta                                                                        0.56
P/E Ratio                                                                  28.7x


What was the investment environment like during the six months that ended September 30?

It was a time of worry and rising interest rates. Very strong economic growth in the final quarter of 1998 and first quarter of 1999 led to concern that the U.S. economy might be overheating and that long-dormant inflationary pressures might begin to rise. In both June and August, the U.S. Federal Reserve Board responded to strong growth in the Gross Domestic Product and heavy consumer spending by raising short-term interest rates as a pre-emptive strike against inflation.

During the six-month period, the yields of the 30-year Treasury rose from 5.62% to 6.05%, while yields on the 10-year Treasury rose from 5.23% to 5.88%. While there was not evidence of a strong pickup in inflation, there were pockets of rising prices, most notably in energy. During the six months, the price of a barrel of crude oil rose by 50%.

This created uncertainty in the bond market, which was concerned about how far the Federal Reserve might go to raise interest rates. Corporate bonds, especially higher-grade securities, were hurt both by this uncertainty and by an unusually heavy supply of new bonds in the market. During the six months, Treasuries outperformed both high grade and high yield corporate bonds. However, high-grade bonds tended to underperform high yield bonds, which were helped by their yield premiums. Mortgage-backed securities, which tend to have shorter duration and therefore are less sensitive to interest rate increases, outperformed both corporate and government bonds.



--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                    (as a percentage of 9/30/1999 net assets)

[PIE CHART]    Common Stock -- 60.7%
               Corporate Bonds & Notes -- 14.5%
               Collateralized Mortgage Obligations -- 5.7%
               Treasury Bonds & Notes -- 4.8%
               Asset-Backed Securities -- 4.5%
               Foreign Bonds (U.S. and Non-U.S. Dollars) -- 3.4%
               Mortgage-Backed Securities -- 3.0%
               Cash and Short-Term Investments -- 2.3%
               Convertible Securities -- 1.1%

                                   EVERGREEN
                                  Balanced Fund

                          Portfolio Manager Interview

The stock market, after a period of exceptionally strong results in the previous six months, experienced both short-term rallies and declines as well as changes in performance-leading sectors. At the start of the period, in April, we saw a rally in the stocks of companies in basic materials industries and of cyclical companies, whose fortunes are closely linked to the rises and declines in economic growth. However, the overall market corrected down in May, July and September. Over the full six-month period, companies in the technology industries tended to outperform the overall market and a relatively small group of large-cap companies turned in relatively stronger performance than the market. This group included industry-leading technology companies as well as large-cap, stable growth companies such as General Electric and Wal-Mart.



                                Top 5 Industries
                                     Equity
                                     ------
                   (as a percentage of 9/30/1999 net assets)

Information Services & Technology                                         10.9%
Oil/Energy                                                                 6.4%
Healthcare Products & Services                                             5.9%
Communication Systems & Services                                           4.2%
Retailing & Wholesale                                                      4.2%


What was your overall strategy with respect to allocating assets between stocks and bonds?

We remained fairly consistent throughout the six-month period. We started the new fiscal year in April with a target allocation of 63% stocks and 37% bonds. By the end of the fiscal period on September 30, 1999, the relative weightings were approximately 62% in stocks and 38% in fixed income.


What were your principal fixed income strategies?

Given the uncertainty about the direction of interest rates and potential problems created by the "Year 2000 question," we took a lower risk profile in managing the fixed income portfolio. This meant we shortened the portfolio's sensitivity to interest rate changes and upgraded the overall credit quality of the portfolio. During the six months, the portfolio's duration was shortened from 6 years to 5.75 years, while average maturity declined from 11.2 years to
10.1 years. Average credit quality increased from AA- to AA, as we added 13% to the weighting of government and AAA-rated securities, and reduced BBB-rated and high yield securities by 3% each.

This overall strategy helped performance, because the bond market tended to reward investments in higher quality, more liquid securities.



                                Top 5 Industries
                                     Bonds
                                     -----
                   (as a percentage of 9/30/1999 net assets)

Finance & Insurance                                                        6.0%
Collateralized Mortgage Obligations                                        5.7%
Treasury Bonds & Notes                                                     4.8%
Asset-Backed Securities                                                    4.5%
Mortgage-Backed Securities                                                 3.1%

                                   EVERGREEN
                                  Balanced Fund

                          Portfolio Manager Interview

What were your principal equity strategies during the period, Judith?

We continued to focus on large company stocks, but we built up our technology weighting over the period to be slightly over our S&P 500 benchmark, at 24.4% of equity assets. In technology, we have focused on communication as well as on companies providing the hardware and software that make up the backbone of the internet. In communication, we have had major investments in equipment companies such as Tellabs and Cisco Systems, as well as MCI Worldcom in communications systems. Our other holdings include market leaders such as IBM, Intel, Sun Microsystems, EMC and, more recently, Oracle and Veritas Software.

As world economic growth has picked up, we also have made energy an important theme in our investment strategy. Our investments include a number of internationally focused energy companies, including Texaco, Royal Dutch Petroleum, ARCO, BP-Amoco and Apache, which is involved in natural gas exploration and production.

We have de-emphasized two industries that had been leadership areas for the Fund in recent years: finance and healthcare. We thought all the favorable factors that had helped propel both sectors had peaked out. Even though we were under-weighted in finance, relative to our benchmarks, the remaining financial stocks still were disappointing to us. Only late in the period has finance shown improved performance, although we continue to be under-weighted in the group. While we brought our healthcare weighting down during the six-month period, it is not significantly under-weighted.



                                     Top 10
                                Equity Holdings
                                ---------------
                   (as a percentage of 9/30/1999 net assets)

Microsoft Corp.                                                           2.7%
General Electric Co.                                                      2.4%
Intel Corp.                                                               1.6%
Tyco International Ltd.                                                   1.3%
Cisco Systems, Inc.                                                       1.2%
Texaco, Inc.                                                              1.2%
Wal-Mart Stores, Inc.                                                     1.2%
International Business Machines Corp.                                     1.2%
CBS Corp.                                                                 1.1%
Sun Microsystems, Inc.                                                    1.1%



What were some of the stocks that contributed to performance?

A number of our technology holdings did very well during the period, including Sun Microsystems, IBM, Honeywell, Veritas Software and Solectron.

Tyco International, a diversified industrial company that we have owned for several years, turned in very fine performance, as did Tandy Corp., the operator of the Radio Shack chain.

Our pharmaceutical holdings had disappointing performance. After several years of strong performance, this industry's high stock valuations began to look less attractive as the global economy showed signs of revival and more cyclical stocks started to show improved prospects. In addition, the sector's performance also was hurt by uncertainty over future government policy on Medicare reimbursement and the introduction of relatively few new drugs during 1999.

In finance, we sold our positions in Merrill Lynch and Bank America after disappointing performance.

                                   EVERGREEN
                                  Balanced Fund

                          Portfolio Manager Interview


                              Top 5 Bond Holdings
                              -------------------
                   (as a percentage of 9/30/1999 net assets)

                                               Coupon       Maturity
                                               ------       --------
U.S. Treasury Notes                             7.25%      5/15/2004  1.6%
U.S. Treasury Bonds                             5.25%      2/15/2009  1.1%
Federal Home Loan
Mortgage Corp.                                  6.63%      9/15/2009  0.9%
Denmark (Kingdom of)                            8.00%      5/15/2003  0.9%
FNMA                                            5.50%      7/1/2009   0.9%



What is your outlook?

In our bond portfolio, we expect to maintain our present strategy with respect to interest-rate sensitivity, because we think it is possible that the Federal Reserve may raise short-term rates further to achieve its goal of moderate growth and low inflation. Over the longer term, however we may increase our weightings in corporate and mortgage securities. Corporate bond prices, in relation to Treasury prices, offer an outstanding value.

In equities, we think the leadership companies that dominate our stock portfolio have favorable prospects in the coming year, although we must get through some short-term uncertainty first. The market is watching the Federal Reserve Board very carefully to see if it will raise short-term interest rates and tighten the money supply further to head off accelerating growth and potential inflationary pressures. Moreover, the "Year 2000 question" continues to hang over stock investors, who worry about the ability of computer systems to deal with calendar dates after December 31, 1999. We believe these short-term issues are surmountable, and the leading S&P 500 companies in which we invest will continue to have good earnings growth in the year 2000. These companies are benefiting from the productivity enhancements made possible by technology, while the competitive thrust created by the internet and the telecommunications revolution is creating new earnings opportunities. While inflation is a matter of short-term concern, we believe consolidation in industries and productivity enhancements will dampen the effects of rising commodity prices and keep inflation under control. Although some challenges are present, we believe the stocks we own will survive and thrive.

                                   EVERGREEN
                                Foundation Fund

                   Fund at a Glance as of September 30, 1999

"We believe that by increasing the overall diversification of the portfolio, we have given the Fund the ability to get through market volatility more smoothly than it has in the past."


                                   Portfolio
                                  Management
                             --------------------

                       [PHOTO]                     [PHOTO]
                  Jean C.Ledford,CFA           Richard S.Welsh
                 Tenure: August 1999         Tenure: August 1999



--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[GRAPHIC]  Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

           The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

[GRAPHIC]  The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

           /1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.



--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date 1/2/1990     Class A    Class B   Class C   Class Y
Class Inception Date                  1/3/1995  1/3/1995  1/3/1995  1/2/1990
Average Annual Returns*
6 months with sales charge             -3.81%    -4.44%    -0.39%      n/a
6 months w/o sales charge               1.00%     0.56%     0.61%     1.08%
1 year with sales charge                7.16%     6.62%    10.62%      n/a
1 year w/o sales charge                12.53%    11.62%    11.62%    12.76%
3 years                                13.51%    13.72%    14.50%    15.62%
5 years                                14.37%    14.41%    14.61%    15.74%
Since Portfolio Inception              15.00%    15.14%    15.12%    15.70%
Maximum Sales Charge                    4.75%     5.00%     1.00%      n/a
                                     Front End    CDSC      CDSC
30-day SEC Yield                        1.61%     0.94%     0.94%     1.94%
6-month income dividends
per share                              $0.21     $0.13     $0.13     $0.24

*Adjusted for maximum applicable sales charge unless noted.



--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

                      CPI          LBGCBI         S&P 500        Class A
    9/30/89         10,000         10,000          10,000         10,000
    9/30/90         10,616         10,675           9,060          9,477
    9/30/91         10,976         12,368          11,879         11,581
    9/30/92         11,304         14,005          13,188         12,468
    9/30/93         11,608         15,608          14,897         13,894
    9/30/94         11,952         14,961          15,447         13,589
    9/30/95         12,256         17,109          20,038         16,039
    9/30/96         12,624         17,879          24,115         18,584
    9/30/97         12,896         19,593          33,861         22,994
    9/30/98         13,088         22,115          36,888         24,309
    9/30/99         13,400         21,752          46,652         26,658

Comparison of a $10,000 investment in Evergreen Foundation Fund,Class A shares/2/,versus a similar investment in the Standard & Poor's 500 Index (S&P
500), the Lehman Brothers Government/Corporate Bond Index (LBGCBI) and the Consumer Price Index (CPI).

The S&P 500 and the LBGCBI are unmanaged market indices and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                                Foundation Fund

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
How did the Evergreen Foundation Fund perform?
--------------------------------------------------------------------------------

For the six-month period ended September 30, 1999, the Foundation Fund performed somewhat better than the average balanced fund. During the period, the Fund's Class A shares had a total return of 1.00% compared to a 0.36% return by the S&P 500 and -0.56% by Lehman Brothers Government/Corporate Bond Index. During the same period, the average return of balanced funds was -0.15%, according to Lipper Inc., an independent monitor of mutual fund performance. These returns were realized during a difficult period in the financial markets, as rising interest rates undermined the value of bonds and concerns about the possibility of increasing inflation held back the performance of many stocks. Fund performance is before deduction of any applicable sales charges.



                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 9/30/1999)

Total Net Assets                                                  $3,145,869,768
Number of Holdings                                                           177
Beta                                                                        0.63
P/E Ratio                                                                  53.6x



Tell us about the new portfolio management team that took responsibility for the Foundation Fund in August.

We have a five member team with a depth of investment experience--almost 50 years total. The lead manager is Jean Ledford, an investment professional with more than 19 years of experience. For the previous 21/2 years, she was the lead manager of American Century Select Fund, cited by the Wall Street Journal (January 7, 1999) as one of the top-performing mutual funds in 1998. Before joining American Century Investments, she was investment director of the State of Wisconsin Investment Board. Three of the remaining four members of the team also came from American Century Investments. They include Richard Welsh, co-portfolio manager, and analysts Rick Petran and John Anthony. The fifth member of the team is Caroline Yu, an analyst who had been at Evergreen Asset Management Corp.

Jean Ledford also is President and Chief Executive Officer of Evergreen Asset Management Corp. She was appointed to that position following the retirement of Stephen A. Lieber in August.



--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                    (as a percentage of 9/30/1999 net assets)

[PIE CHART]      Common Stock -- 63.5%
                 U.S. Treasury Bonds & Notes -- 25.1%
                 Cash Short-Term -- 9.0%
                 Corporate Bonds & Notes -- 1.6%
                 Government Agency Bonds & Notes -- 0.6%
                 Convertibles -- 0.2%


--------------------------------------------------------------------------------
How would you describe your investment style?
--------------------------------------------------------------------------------

We build portfolios from the bottom up, emphasizing the selection of individual stocks of attractive companies with opportunities to improve their earnings. Our style allows us to find securities in a wide variety of industries. The primary characteristic of our portfolios is that they are well diversified. We are not traditional growth or core buyers in the sense that we are not looking for any absolute figures in terms of earnings growth rates or price-to-growth rates. While we buy companies with good growth prospects, we are interested in buying these stocks at reasonable prices.

One consequence of this broader diversification is that we expect the volatility--or variability--of

                                   EVERGREEN
                                Foundation Fund

                          Portfolio Manager Interview

performance will be reduced when compared to the S&P 500. One of our team goals is to produce very attractive Sharpe Ratios, which measure the amount of risk taken for the returns obtained. We try to apply this to the Fund by seeking strong performance while minimizing risk.

We pick stocks one at a time, and our concentrations in industries and sectors will result from that stock-picking discipline. We are bottom-up stock pickers, not top-down investors. The key to our style is the search for changes on the margin that can increase a company's earnings growth rate. We look for factors such as a new management team, a restructuring, a new product or geographical expansion. As we construct a portfolio from our stock picks, we are careful to determine how much risk we are taking.

Our sell discipline is just the reverse of our buy discipline. When a stock stops exhibiting an upward drift or momentum in earnings, we begin the process of lightening our position. We look not just at absolute earnings trends, but also at events on the margin that could affect earnings trends, such as the loss of a key executive, the failure of a new product or a botched restructuring.


                                Top 5 Industries
                                     Equity
                                     ------
                   (as a percentage of 9/30/1999 net assets)
                                       ---------

Information Services & Technology                                          13.7%
Finance & Insurance                                                         7.6%
Healthcare Products & Services                                              6.8%
Utilities-Telephone                                                         4.1%
Communication Systems & Services                                            3.5%



                                     Top 10
                                Equity Holdings
                                ---------------
                   (as a percentage of 9/30/1999 net assets)
                                       ---------

Intel Corp.                                                                 3.8%
Microsoft Corp.                                                             2.8%
General Electric Co.                                                        2.3%
International Business Machines Corp.                                       1.9%
Cisco Systems, Inc.                                                         1.8%
Federal National Mortgage Assoc.                                            1.4%
Lucent Technologies, Inc.                                                   1.3%
Sun Microsystems, Inc.                                                      1.3%
Sprint Corp.                                                                1.2%
Wal-Mart Stores, Inc.                                                       1.2%


What are some of the changes you are making as you implement your strategy in the Foundation Fund?

On the equity side of the portfolio, we have reduced the total number of company names from approximately 180 to about 130 and added to the Fund's diversification. As we have done this, we have increased the weighting in the technology industry, while decreasing the emphasis on financial service companies. Newer, technology-related investments in the Fund include Cisco Systems, Lucent Technologies and Sun Microsystems. Another prominent name that we have added is Wal-Mart. These four companies now are among the Fund's top-ten equity holdings, supplanting the prominent positions held by Merrill Lynch, American International Group, DuPont and Hewlett-Packard, although the latter four remain Fund holdings.

In the fixed-income portion of the portfolio, we have reduced substantially the Fund's volatility, or interest rate sensitivity, by shortening duration of the bonds from about 11 years to about 6 years. In addition to shortening duration, we recently have added some very high quality corporate bonds to the portfolio with securities issued by Daimler-Chrysler and Wal-Mart. The Fund's historical emphasis on very high quality securities remains intact, however. We believe the fixed-income portfolio should be a stabilizing influence on the overall Fund, as well as a source of dividend income. We therefore do not try to anticipate or "bet on" changes in the direction of interest rate movements. Our goal is to have a fixed income portion that reflects most of the characteristics of a stable, intermediate-term government bond index, with modest investments in high quality corporate securities.

                                   EVERGREEN
                                Foundation Fund

                          Portfolio Manager Interview


                                Top 4 Industries
                                     Bonds
                                     -----
                   (as a percentage of 9/30/1999 net assets)
                                       ---------

Treasury Bonds & Notes                                                     25.1%
Automotive Equipment & Manufacturing                                        0.8%
Retailing & Wholesale                                                       0.8%
U.S. Government Agency Obligations                                          0.6%



                              Top 5 Bond Holdings
                              -------------------
                   (as a percentage of 9/30/1999 net assets)
                                       ---------

                                               Coupon       Maturity
                                               ------       --------
U.S. Treasury Notes                             5.25%      8/15/2003  3.9%
U.S. Treasury Notes                             6.50%      8/31/2001  3.2%
U.S. Treasury Notes                             5.88%      9/30/2002  2.4%
U.S. Treasury Notes                             6.13%      8/15/2007  2.4%
U.S. Treasury Notes                             8.13%      8/15/2009  1.9%



What is your outlook?

We believe that by increasing the overall diversification of the portfolio, we have given the Fund the ability to get through market volatility more smoothly than it has in the past.

At this point, most investors are wrestling with the question of whether we are witnessing the start of a strong upturn in inflation, or whether the economy can sustain the relatively low pace of inflation of the past several years. When inflationary pressures start to emerge, stocks in industries such as basic materials, energy and technology start to outperform stocks in other industries. When there is very little inflation, we see relatively stronger performance in the traditional areas such as healthcare and the financials.

                                   EVERGREEN
                         Tax Strategic Foundation Fund

                   Fund at a Glance as of September 30, 1999

"The key to our style is the search for changes on the margin that can increase a company's earnings growth rate."


                                   Portfolio
                                  Management
                             --------------------

                        [PHOTO]                    [PHOTO]
                   Jean C.Ledford,CFA         James T.Colby III
                   Tenure: August 1999      Tenure: November 1999



                                    [PHOTO]
                                Richard S.Welsh
                              Tenure: August 1999



--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[GRAPHIC]  Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

           The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

[GRAPHIC]  The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

           /1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.



--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date 11/2/1993     Class A   Class B   Class C     Class Y
Class Inception Date                  1/17/1995 1/6/1995  3/3/1995    11/2/1993
Average Annual Returns*
6 months with sales charge              -5.99%    -6.55%    -2.64%       n/a
6 months w/o sales charge               -1.29%    -1.66%    -1.67%     -1.16%
1 year with sales charge                 1.85%     1.13%     5.14%       n/a
1 year w/o sales charge                  6.91%     6.13%     6.14%      7.16%
3 years                                  8.39%     8.53%     9.37%     10.47%
5 years                                 12.11%    12.23%    12.46%     13.52%
Since Portfolio Inception               11.20%    11.41%    11.49%     12.38%
Maximum Sales Charge                     4.75%     5.00%     1.00%       n/a
                                     Front End     CDSC      CDSC
30-day SEC Yield                         2.41%     1.77%     1.77%      2.78%
6-month income dividends
per share                               $0.18     $0.11     $0.11      $0.20

*Adjusted for maximum applicable sales charge unless noted.



--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

                      CPI            LBMBI         S&P 500       Class A
     11/30/93       10,000          10,000         10,000         9,527
      9/30/94       10,247           9,824         10,260        10,003
      9/30/95       10,508          10,923         13,309        12,243
      9/30/96       10,823          11,582         16,017        13,910
      9/30/97       11,056          12,627         22,491        17,351
      9/30/98       11,221          13,727         24,501        17,400
      9/30/99       11,488          13,632         30,986        18,601


Comparison of a $10,000 investment in Evergreen Tax Strategic Foundation Fund,Class A shares/2/, versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Municipal Bond Index (LBMBI)and the Consumer Price Index (CPI).

The S&P 500 and the LBMBI are unmanaged market indices which do not include transaction costs associated with buying or selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                         Tax Strategic Foundation Fund

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
How did the Evergreen Tax Strategic Foundation Fund perform?
--------------------------------------------------------------------------------

The Tax Strategic Foundation Fund's Class A shares had a total return of -1.29% for the six-month period ended September 30, 1999, compared to a 0.36% return for the S&P 500 and -2.16% for Lehman Brothers Municipal Bond Index. During the same period, the average return of balanced funds was -0.15%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund performance is before deduction of any applicable sales charge.


                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 9/30/1999)


Total Net Assets                                                    $375,100,564
Number of Holdings                                                           211
Beta                                                                        0.46
P/E Ratio                                                                  39.7x



--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                   (as a percentage of 9/30/1999 net assets)


[PIE CHART]   Tax-Free Municipal Bonds -- 63.0%
              Common Stock -- 36.1%
              Short-Term Investments -- 0.9%



--------------------------------------------------------------------------------
Tell us about the new management team that took responsibility for the equity portion of the Tax Strategic Foundation Fund in August.
--------------------------------------------------------------------------------

We have a five-member team with a depth of investment experience--almost 50 years total. The lead equity manager is Jean Ledford, an investment professional with more than 19 years' experience. For the previous 2 1/2 years, she was the lead manager of American Century Select Fund, cited by the Wall Street Journal (January 7, 1999) as one of the top-performing mutual funds in 1998. Before joining American Century Investments, she was investment director of the State of Wisconsin Investment Board. Three of the remaining four members of the team also came from American Century Investments. They include Richard Welsh, co-portfolio manager, and analysts Rick Petran and John Anthony. The fifth member of the team is Caroline Yu, an analyst who had been at Evergreen Asset Management Corp.

Jean Ledford also is President and Chief Executive Officer of
Evergreen Asset Management Corp. She was appointed to that position following the retirement of Stephen A. Lieber in August.



                                Top 5 Industries
                                     Equity
                                     ------
                   (as a percentage of 9/30/1999 net assets)


Healthcare Products & Services                                              5.8%
Finance & Insurance                                                         5.6%
Banks                                                                       4.7%
Information Services & Technology                                           4.4%
Retailing & Wholesale                                                       2.4%

                                   EVERGREEN
                         Tax Strategic Foundation Fund

                          Portfolio Manager Interview


How would you describe your equity investment style?

We build portfolios from the bottom up, emphasizing the selection of individual stocks of attractive companies with opportunities to improve their earnings. Our style allows us to find securities in a wide variety of industries. The primary characteristic of our portfolios is that they are well diversified. We are not traditional growth or core buyers in the sense that we are not looking for any absolute figures in terms of earnings growth rates or price-to-growth rates. While we buy companies with good growth prospects, we are interested in buying these stocks at reasonable prices.

One consequence of this broader diversification is that we expect the volatility--or variability--of performance will be reduced when compared to the S&P 500. One of our team goals is to produce very attractive Sharpe Ratios, which measure the amount of risk taken for the returns obtained. We try to apply this to the Fund by seeking strong performance while minimizing risk.

We pick stocks one at a time, and our concentrations in industries and sectors will result from that stock-picking discipline. We are bottom-up stock pickers, not top-down investors. The key to our style is the search for changes on the margin that can increase a company's earnings growth rate. We look for factors such as a new management team, a restructuring, a new product or geographical expansion. As we construct a portfolio from our stock picks, we are careful to determine how much risk we are taking.

Our sell discipline is just the reverse of our buy discipline. When a stock stops exhibiting an upward drift or momentum in earnings, we begin the process of lightening our position. We look not just at absolute earnings trends, but also at events on the margin that could affect earnings trends, such as the loss of a key executive, the failure of a new product or a botched restructuring.



                                     Top 10
                                Equity Holdings
                                ---------------
                   (as a percentage of 9/30/1999 net assets)

PE Corp.-PE Biosystems Group                                                2.1%
International Business Machines Corp.                                       1.6%
Intel Corp.                                                                 1.4%
Global Crossing Ltd.                                                        1.2%
Merrill Lynch & Co., Inc.                                                   1.1%
Ethan Allen Interiors, Inc.                                                 1.1%
Suntrust Banks, Inc.                                                        1.0%
Citigroup, Inc.                                                             0.9%
Computer Sciences Corp.                                                     0.8%
Union Pacific Corp.                                                         0.8%

                                   EVERGREEN
                         Tax Strategic Foundation Fund

                          Portfolio Manager Interview

What are some of the changes you have been making as you implement your strategy in the equity portfolio of the Tax Strategic Foundation Fund?

We are proceeding very cautiously, consistent with the Fund's objective of limiting the tax consequences of investment decisions. We expect the Fund will continue to emphasize large company holdings. We expect to increase the number of technology-related companies and reduce the number of finance-related companies, and provide greater overall diversification among industries and sectors.

While there may be a gradual migration in the portfolio, we stress that we will be very conscious of the capital gains implications in the sales of any securities. We want to avoid creating unnecessary capital gains tax obligations for shareholders.



What were the principal strategies for the fixed-income portfolio during the past six months?

Jim Colby manages the municipal bond portfolio with three primary objectives in mind:

1.  To generate a high degree of tax-exempt income.
2. To maintain as much price stability as possible to keep the overall volatility of the Fund low.
3. When appropriate, to take some limited tax losses on the sale of some securities to enable the Fund to absorb capital gains from the equity portion of the portfolio and thereby limit the tax consequences to shareholders.

Given the fact that the six-month period brought a bear market for bonds, including municipal bonds, we have tried to reduce the interest sensitivity--or vulnerability to rising interest rates--by keeping the portfolio's duration as close to nine years as possible. We have done this primarily through swaps that had the added benefit of creating tax losses to cushion the impact of gains from the equity portfolio. During the past six months, interest rates rose sharply across the entire fixed-income spectrum, and bond prices tended to decline.

On September 30, municipal bonds accounted for 63% of the Fund's net assets. The average maturity of municipal bonds was 16.3 years, the duration was 9.1 years, and the average credit quality remained AAA.

One of the reasons the Fund slightly underperformed the Lipper balanced fund group is that the Tax Strategic Foundation Fund has a very unusual investment charter which requires it to keep more than half of Fund assets invested in municipal securities. Lipper total return comparisons do not account for the "taxable equivalent" valuations of the tax-free income earned by this Fund which, if properly computed, would significantly raise its relative ranking. More conventional balanced funds usually have most of their assets invested in equities.

                               Top 5 Industries
                                     Bonds
                                     -----
                   (as a percentage of 9/30/1999 net assets)

General Obligation - Local                                                 12.6%
Housing                                                                     8.2%
Prerefunded Securities                                                      7.3%
Transportation                                                              6.1%
Water & Sewer                                                               5.8%

                                   EVERGREEN
                         Tax Strategic Foundation Fund

                          Portfolio Manager Interview


What is the overall outlook for the municipal bond market?

We believe that this bear market for bonds has created extraordinary value in municipal securities. Yields on AAA-rated municipal bonds now are better than 90% of the yields on Treasuries, which means that for most investors municipal bonds offer greater after-tax income.

While the "Y2K" computer issue does hang over the financial markets, we believe that after we enter a new calendar year a significant cause of uncertainty will evaporate and investors should begin to recognize the values offered by municipal securities. The municipal market has an excellent opportunity to outperform the Treasury market in the next year, while offering relatively generous tax-exempt income.

                              Top 5 Bond Holdings
                              -------------------
                   (as a percentage of 9/30/1999 net assets)

                                              Coupon       Maturity
                                              ------       --------
Nebraska Pub. Pwr.
Dist. RB                                       5.25%       1/1/2028   4.0%
South Carolina St. Pub.
Service Auth.                                  6.50%       7/1/2024   2.9%
Long Island Pwr. Auth.
New York Elec.                                 5.50%      12/1/2011   1.4%
Edinburg, TX, Cons.
Independent Sch. Dist.                         5.00%      8/15/2019   1.3%
New York St. Urban
Dev. Corp.                                     5.50%       7/1/2016   1.3%

Jean Ledford, what is your outlook on the equity side?

We believe that by increasing the overall diversification of the portfolio, we have given the Fund the ability to get through short-term market volatility more smoothly than it has in the past.

At this point, most investors are wrestling with the question of whether we are witnessing the start of a strong upturn in inflation, or whether the economy can sustain the relatively low pace of inflation of the past several years. When inflationary pressures start to emerge, stocks in industries such as basic materials, energy and technology start to outperform stocks in other industries. When there is very little inflation, we see relatively stronger performance in the traditional areas such as healthcare and the financials.

                                   EVERGREEN
                                 Balanced Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                                     Six Months Ended
                                    September 30, 1999  Year Ended March 31,
                                                        ---------------------
                                       (Unaudited)       1999      1998 # (a)
CLASS A SHARES
----------------------------------------------------------------------------------------------
Net asset value, beginning Of
 period                                  $11.28         $12.87      $12.36
                                         ------         ------      ------
----------------------------------------------------------------------------------------------
Income from Investment operations
----------------------------------------------------------------------------------------------
Net investment income                      0.14           0.37        0.08
----------------------------------------------------------------------------------------------
Net realized and unrealized gains
 or losses on securities, futures
 contracts and foreign currency           (0.16)          0.48        0.81
 related transactions                    ------         ------      ------
----------------------------------------------------------------------------------------------
Total from investment operations          (0.02)          0.85        0.89
                                         ------         ------      ------
----------------------------------------------------------------------------------------------
Distributions to shareholders from
----------------------------------------------------------------------------------------------
Net investment income                     (0.15)         (0.41)      (0.12)
----------------------------------------------------------------------------------------------
Net realized gains                            0          (2.03)      (0.26)
                                         ------         ------      ------
----------------------------------------------------------------------------------------------
Total distributions to
 shareholders                             (0.15)         (2.44)      (0.38)
                                         ------         ------      ------
----------------------------------------------------------------------------------------------
Net asset value, end of period           $11.11         $11.28      $12.87
                                         ------         ------      ------
----------------------------------------------------------------------------------------------
Total return *                            (0.21%)         7.52%       7.38%
----------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------
Net assets, end of period (millions)     $1,122         $1,241      $1,277
----------------------------------------------------------------------------------------------
Ratios to average net assets:
----------------------------------------------------------------------------------------------
 Expenses **                               0.91%+         0.96%       0.99%+
----------------------------------------------------------------------------------------------
 Net investment income                     2.47%+         2.97%       3.25%+
----------------------------------------------------------------------------------------------
Portfolio turnover rate                      43%           102%         76%
----------------------------------------------------------------------------------------------


                         Six Months Ended
                        September 30, 1999  Year Ended March 31,     Year Ended June 30,
                                            ---------------------  ---------------------------
                           (Unaudited)       1999     1998 # (b)    1997     1996      1995
 CLASS B SHARES
----------------------------------------------------------------------------------------------
Net asset value,
 beginning of period         $11.29         $12.88     $12.95      $11.33   $10.09    $ 9.26
                             ------         ------     ------      ------   ------    ------
----------------------------------------------------------------------------------------------
Income from investment
 operations
----------------------------------------------------------------------------------------------
Net investment income          0.11           0.28       0.26        0.30     0.29      0.31
----------------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency             (0.16)          0.48       1.53        2.07     1.42      0.96
 related transactions        ------         ------     ------      ------   ------    ------
----------------------------------------------------------------------------------------------
Total from investment
 operations                   (0.05)          0.76       1.79        2.37     1.71      1.27
                             ------         ------     ------      ------   ------    ------
----------------------------------------------------------------------------------------------
Distributions to
 shareholders from
----------------------------------------------------------------------------------------------
Net investment income         (0.11)         (0.32)     (0.27)      (0.30)   (0.27)    (0.33)
----------------------------------------------------------------------------------------------
Net realized gains                0          (2.03)     (1.59)      (0.45)   (0.20)    (0.11)
                             ------         ------     ------      ------   ------    ------
----------------------------------------------------------------------------------------------
Total distributions to
 shareholders                 (0.11)         (2.35)     (1.86)      (0.75)   (0.47)    (0.44)
                             ------         ------     ------      ------   ------    ------
----------------------------------------------------------------------------------------------
Net asset value, end
 of period                   $11.13         $11.29     $12.88      $12.95   $11.33    $10.09
                             ------         ------     ------      ------   ------    ------
----------------------------------------------------------------------------------------------
Total return *                (0.50%)         6.71%     14.89%      21.95%   17.35%    14.20%
----------------------------------------------------------------------------------------------
Ratios and
 supplemental data
----------------------------------------------------------------------------------------------
Net assets, end of           $  404         $  434     $  580      $1,625   $1,481    $1,345
 period (millions)
----------------------------------------------------------------------------------------------
Ratios to average net
 assets:
----------------------------------------------------------------------------------------------
 Expenses **                   1.66%+         1.71%      1.35%+      1.70%    1.72%     1.77%
----------------------------------------------------------------------------------------------
 Net investment income         1.72%+         2.23%      2.66%+      2.50%    2.71%     3.33%
----------------------------------------------------------------------------------------------
Portfolio turnover               43%           102%        76%         89%      96%       88%
 rate
----------------------------------------------------------------------------------------------


(a) For the period from January 20, 1998 (commencement of class operations) to March 31, 1998.
(b) For the nine months ended March 31, 1998. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                                     Six Months Ended   Year Ended March 31,
                                    September 30, 1999  ---------------------
                                       (Unaudited)       1999      1998 # (a)
CLASS C SHARES
Net asset value, beginning of
 period                                  $11.30         $12.88      $12.43
                                         ------         ------      ------
Income from investment operations
Net investment income                      0.10           0.26        0.05
Net realized and unrealized losses
 on securities, futures contracts
 and foreign currency related
 transactions                             (0.16)          0.50        0.75
                                         ------         ------      ------
Total from investment operations          (0.06)          0.76        0.80
                                         ------         ------      ------
Distributions to shareholders from
Net investment income                     (0.11)         (0.32)      (0.09)
Net realized gains                            0          (2.03)      (0.26)
                                         ------         ------      ------
Total distributions to
 shareholders                             (0.11)         (2.35)      (0.35)
                                         ------         ------      ------
Net asset value, end of period           $11.13         $11.30      $12.88
                                         ------         ------      ------
Total return*                             (0.59%)         6.79%       6.58%
Ratios and supplemental data
Net assets, end of period
 (millions)                              $    2         $    2      $    1
Ratios to average net assets:
 Expenses**                                1.65%+         1.71%       1.76%+
 Net investment income                     1.73%+         2.21%       2.41%+
Portfolio turnover rate                      43%           102%         76%


                                     Six Months Ended   Year Ended March 31,
                                    September 30, 1999  ---------------------
                                       (Unaudited)       1999      1998 # (b)
CLASS Y SHARES
Net asset value, beginning of
 period                                  $11.27         $12.86      $12.01
                                         ------         ------      ------
Income from investment operations
Net investment income                      0.16           0.39        0.08
Net realized and unrealized gains
 or losses on securities, futures
 contracts and foreign currency
 related transactions                     (0.16)          0.49        0.86
                                         ------         ------      ------
Total from investment operations           0.00           0.88        0.94
                                         ------         ------      ------
Distributions to shareholders from
Net investment income                     (0.16)         (0.44)      (0.09)
Net realized gains                            0          (2.03)          0
                                         ------         ------      ------
Total distributions to
 shareholders                             (0.16)         (2.47)      (0.09)
                                         ------         ------      ------
Net asset value, end of period           $11.11         $11.27      $12.86
                                         ------         ------      ------
Total return                               0.00%          7.79%       7.79%
Ratios and supplemental data
Net assets, end of period                $   29         $   34      $   39
 (millions)
Ratios to average net assets:
 Expenses**                                0.66%+         0.71%       0.75%+
 Net investment income                     2.72%+         3.22%       3.47%+
Portfolio turnover rate                      43%           102%         76%


(a) For the period from January 22, 1998 (commencement of class operations) to March 31, 1998.
(b) For the period from January 26, 1998 (commencement of class operations) to March 31, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Foundation Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                         Six Months Ended      Year Ended March 31,     Year Ended December 31,
                        September 30, 1999  --------------------------  ------------------------
                           (Unaudited)       1999    1998 #   1997 (b)     1996         1995 (a)
CLASS A SHARES
Net asset value,
 beginning of period         $20.98         $20.44   $16.00   $16.13      $15.12        $12.24
                             ------         ------   ------   ------      ------        ------
Income from investment
 operations
Net investment income          0.21           0.44     0.44     0.12        0.50          0.44
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions             0           0.68     4.87    (0.13)       1.16          3.14
                             ------         ------   ------   ------      ------        ------
Total from investment
 operations                    0.21           1.12     5.31    (0.01)       1.66          3.58
                             ------         ------   ------   ------      ------        ------
Distributions to
 shareholders from
Net investment income         (0.21)         (0.43)   (0.44)   (0.12)      (0.50)        (0.47)
Net realized gains                0          (0.15)   (0.43)       0       (0.15)        (0.23)
                             ------         ------   ------   ------      ------        ------
Total distributions to
 shareholders                 (0.21)         (0.58)   (0.87)   (0.12)      (0.65)        (0.70)
                             ------         ------   ------   ------      ------        ------
Net asset value, end
 of period                   $20.98         $20.98   $20.44   $16.00      $16.13        $15.12
                             ------         ------   ------   ------      ------        ------
Total return*                  1.00%          5.58%   33.88%   (0.20%)     11.30%        29.70%
Ratios and supplemental
 data
Net assets, end of
 period (millions)           $  417         $  380   $  350   $  220      $  206        $  107
Ratios to average net
 assets:
 Expenses **                   1.22%+         1.26%    1.28%    1.25%+      1.24%         1.33%+
 Net investment income         1.97%+         2.18%    2.39%    2.83%+      3.39%         3.73%+
Portfolio turnover rate          36%            10%       9%       2%         10%           28%


                         Six Months Ended     Year Ended March 31,      Year Ended December 31,
                        September 30, 1999  --------------------------  ------------------------
                           (Unaudited)       1999    1998 #   1997 (b)     1996         1995 (a)
CLASS B SHARES
Net asset value,
 beginning of period         $20.88         $20.34   $15.94   $16.07      $15.07        $12.24
                             ------         ------   ------   ------      ------        ------
Income from investment
 operations
Net investment income          0.13           0.29     0.30     0.09        0.40          0.36
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions         (0.01)          0.67     4.84    (0.13)       1.15          3.09
                             ------         ------   ------   ------      ------        ------
Total from investment
 operations                    0.12           0.96     5.14    (0.04)       1.55          3.45
                             ------         ------   ------   ------      ------        ------
Distributions to
 shareholders from
Net investment income         (0.13)         (0.27)   (0.31)   (0.09)      (0.40)        (0.39)
Net realized gains                0          (0.15)   (0.43)       0       (0.15)        (0.23)
                             ------         ------   ------   ------      ------        ------
Total distributions to
 shareholders                 (0.13)         (0.42)   (0.74)   (0.09)      (0.55)        (0.62)
                             ------         ------   ------   ------      ------        ------
Net asset value, end
 of period                   $20.87         $20.88   $20.34   $15.94      $16.07        $15.07
                             ------         ------   ------   ------      ------        ------
Total return*                  0.56%          4.81%   32.81%   (0.30%)     10.50%        28.70%
Ratios and supplemental
 data
Net assets, end of
 period (millions)           $1,476         $1,432   $1,124   $  606      $  570        $  296
Ratios to average net
 assets:
 Expenses **                   1.97%+         2.01%    2.04%    2.00%+      1.99%         2.07%+
 Net investment income         1.22%+         1.43%    1.63%    2.07%+      2.64%         2.99%+
Portfolio turnover rate          36%            10%       9%       2%         10%           28%

(a) For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b) For the three months ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Foundation Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                         Six Months Ended
                        September 30, 1999    Year Ended March 31,      Year Ended December 31,
                                            --------------------------  ------------------------
                           (Unaudited)       1999    1998 #   1997 (b)     1996         1995 (a)
 CLASS C SHARES
---------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period         $20.87         $20.34   $15.94   $16.06      $15.07        $12.24
                             ------         ------   ------   ------      ------        ------
---------------------------------------------------------------------------------------------------
Income from investment
 operations
---------------------------------------------------------------------------------------------------
Net investment income          0.13           0.29     0.30     0.09        0.40          0.34
---------------------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency             0           0.66     4.84    (0.13)       1.14          3.09
 related transactions        ------         ------   ------   ------      ------        ------
---------------------------------------------------------------------------------------------------
Total from investment
 operations                    0.13           0.95     5.14    (0.04)       1.54          3.43
                             ------         ------   ------   ------        ----        ------
---------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
---------------------------------------------------------------------------------------------------
Net investment income         (0.13)         (0.27)   (0.31)   (0.08)      (0.40)        (0.37)
---------------------------------------------------------------------------------------------------
Net realized gains                0          (0.15)   (0.43)       0       (0.15)        (0.23)
                             ------         ------   ------   ------      ------        ------
---------------------------------------------------------------------------------------------------
Total distributions to
 shareholders                 (0.13)         (0.42)   (0.74)   (0.08)      (0.55)        (0.60)
                             ------         ------   ------   ------      ------        ------
---------------------------------------------------------------------------------------------------
Net asset value, end
 of period                   $20.87         $20.87   $20.34   $15.94      $16.06        $15.07
                             ------         ------   ------   ------      ------        ------
---------------------------------------------------------------------------------------------------
Total return *                 0.61%          4.76%   32.81%   (0.30%)     10.40%        28.50%
---------------------------------------------------------------------------------------------------
Ratios and
 supplemental data
---------------------------------------------------------------------------------------------------
Net assets, end of           $   68         $   68   $   50   $   28      $   27        $   11
 period (millions)
---------------------------------------------------------------------------------------------------
Ratios to average net
 assets:
---------------------------------------------------------------------------------------------------
 Expenses **                   1.97%+         2.01%    2.04%    2.00%+      1.99%         2.23%+
---------------------------------------------------------------------------------------------------
 Net investment income         1.22%+         1.43%    1.63%    2.07%+      2.64%         2.83%+
---------------------------------------------------------------------------------------------------
Portfolio turnover rate          36%            10%       9%       2%         10%           28%
---------------------------------------------------------------------------------------------------



                         Six Months Ended
                        September 30, 1999    Year Ended March 31,       Year Ended December 31,
                                            --------------------------  ------------------------
                           (Unaudited)       1999    1998 #   1997 (b)   1996     1995      1994
 CLASS Y SHARES
----------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period         $20.99         $20.45   $16.02   $16.14    $15.13   $12.27    $13.12
                             ------         ------   ------   ------    ------   ------    ------
 ----------------------------------------------------------------------------------------------------
Income from investment
 operations
----------------------------------------------------------------------------------------------------
Net investment income          0.24           0.49     0.49     0.13      0.54     0.51      0.42
----------------------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency         (0.01)          0.68     4.86    (0.13)     1.16     3.07     (0.57)
 related transactions        ------         ------   ------   ------    ------   ------    ------
----------------------------------------------------------------------------------------------------
Total from investment
 operations                    0.23           1.17     5.35     0.00      1.70     3.58     (0.15)
                             ------         ------   ------   ------    ------   ------    ------
----------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
----------------------------------------------------------------------------------------------------
Net investment income         (0.24)         (0.48)   (0.49)   (0.12)    (0.54)   (0.49)    (0.42)
----------------------------------------------------------------------------------------------------

Net realized gains                0          (0.15)   (0.43)       0     (0.15)   (0.23)    (0.28)
                             ------         ------   ------   ------    ------   ------    ------
----------------------------------------------------------------------------------------------------
Total distributions to
 shareholders                 (0.24)         (0.63)   (0.92)   (0.12)    (0.69)   (0.72)    (0.70)
                             ------         ------   ------   ------    ------   ------    ------
----------------------------------------------------------------------------------------------------
Net asset value, end
 of period                   $20.98         $20.99   $20.45   $16.02    $16.14   $15.13    $12.27
                             ------         ------   ------   ------    ------   ------    ------
----------------------------------------------------------------------------------------------------
Total return                   1.08%          5.84%   34.12%    0.00%    11.50%   29.70%    (1.10%)
----------------------------------------------------------------------------------------------------
Ratios and
 supplemental data
----------------------------------------------------------------------------------------------------
Net assets, end of           $1,185         $1,238   $1,117   $  802    $  809   $  623    $  332
 period (millions)
----------------------------------------------------------------------------------------------------
Ratios to average net
 assets:
----------------------------------------------------------------------------------------------------
 Expenses **                   0.97%+         1.01%    1.03%    1.00%+    0.99%    1.07%     1.14%
----------------------------------------------------------------------------------------------------
 Net investment income         2.22%+         2.43%    2.65%    3.07%+    3.64%    3.89%     3.51%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate          36%            10%       9%       2%       10%      28%       33%
----------------------------------------------------------------------------------------------------


(a) For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b) For the three months ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Tax Strategic Foundation Fund
                              Financial Highlights
                (For a share outstanding throughout each period)



                         Six Months Ended      Year Ended March 31,         Year Ended December 31,
                        September 30, 1999  ----------------------------   ------------------------
                           (Unaudited)       1999      1998     1997 (b)      1996        1995 (a)
 CLASS A SHARES
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $ 16.17         $ 16.36   $ 13.57   $ 13.50     $ 12.20       $10.44
                            -------         -------   -------   -------     -------       ------
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
-----------------------------------------------------------------------------------------------------
Net investment income          0.18            0.34      0.31      0.07        0.27         0.29
-----------------------------------------------------------------------------------------------------
Net realized and
 unrealized gains or          (0.38)          (0.16)     2.96      0.06++      1.59         2.24
 losses on securities        -------         -------   -------   -------     -------       ------
-----------------------------------------------------------------------------------------------------
Total from investment
 operations                   (0.20)           0.18      3.27      0.13        1.86         2.53
                            -------         -------   -------   -------     -------       ------
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
-----------------------------------------------------------------------------------------------------
Net investment income         (0.18)          (0.34)    (0.30)    (0.06)      (0.28)       (0.31)
-----------------------------------------------------------------------------------------------------
Net realized gains                0           (0.03)    (0.18)        0       (0.28)       (0.46)
                            -------         -------   -------   -------     -------       ------
-----------------------------------------------------------------------------------------------------
Total distributions to
 shareholders                 (0.18)          (0.37)    (0.48)    (0.06)      (0.56)       (0.77)
                             ------         -------   -------   -------     -------       ------
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF PERIOD                  $ 15.79         $ 16.17   $ 16.36   $ 13.57     $ 13.50       $12.20
                            -------         -------   -------   -------     -------       ------
-----------------------------------------------------------------------------------------------------
TOTAL RETURN *                (1.29%)          1.12%    24.40%     1.00%      15.40%       24.80%
-----------------------------------------------------------------------------------------------------
RATIOS AND
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of
 period (thousands)         $83,814         $81,566   $69,879   $15,039     $11,166       $2,702
-----------------------------------------------------------------------------------------------------
Ratios to average net
 assets:
-----------------------------------------------------------------------------------------------------
 Expenses **                   1.28%+          1.33%     1.42%     1.38%+      1.52%        1.75%+
-----------------------------------------------------------------------------------------------------
 Net investment income         2.14%+          2.18%     2.21%     2.30%+      2.39%        2.79%+
-----------------------------------------------------------------------------------------------------
Portfolio turnover
 rate                            55%             64%       50%       29%         88%         110%
-----------------------------------------------------------------------------------------------------


                         Six Months Ended        Year Ended March 31,        Year Ended December 31,
                        September 30, 1999  ------------------------------   ------------------------
                           (Unaudited)        1999       1998     1997 (b)      1996        1995 (c)
-------------------------------------------------------------------------------------------------------
 CLASS B SHARES
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $  16.14        $  16.33   $  13.56   $ 13.49     $ 12.19       $10.31
                            --------        --------   --------   -------     -------       ------
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income           0.11            0.22       0.21      0.05        0.19         0.22
-------------------------------------------------------------------------------------------------------
Net realized and
 unrealized gains or           (0.38)          (0.15)      2.94      0.06++      1.59         2.37
 losses on securities       --------        --------   --------   -------     -------       ------
-------------------------------------------------------------------------------------------------------
Total from investment
 operations                    (0.27)           0.07       3.15      0.11        1.78         2.59
                            --------         --------   --------   -------     -------       ------
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
-------------------------------------------------------------------------------------------------------
Net investment income          (0.11)          (0.23)     (0.20)    (0.04)      (0.20)       (0.25)
-------------------------------------------------------------------------------------------------------
Net realized gains                 0           (0.03)     (0.18)        0       (0.28)       (0.46)
                            --------        --------   --------   -------     -------       ------
-------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders                  (0.11)          (0.26)     (0.38)    (0.04)      (0.48)       (0.71)
                            --------        --------   --------   -------     -------       ------
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF PERIOD                  $  15.76        $  16.14   $  16.33   $ 13.56     $ 13.49       $12.19
                            --------        --------   --------   -------     -------       ------
-------------------------------------------------------------------------------------------------------
TOTAL RETURN *                 (1.66%)          0.41%     23.44%     0.08%      14.70%       25.60%
-------------------------------------------------------------------------------------------------------
RATIOS AND
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of
 period (thousands)         $229,406        $244,486   $185,042   $38,838     $28,007       $6,559
-------------------------------------------------------------------------------------------------------
Ratios to average net
 assets:
-------------------------------------------------------------------------------------------------------
 Expenses **                    2.03%+          2.08%      2.18%     2.14%+      2.27%        2.50%+
-------------------------------------------------------------------------------------------------------
 Net investment income          1.38%+          1.42%      1.46%     1.55%+      1.64%        2.03%+
-------------------------------------------------------------------------------------------------------
Portfolio turnover
 rate                             55%             64%        50%       29%          2%         110%
-------------------------------------------------------------------------------------------------------

(a) For the period from January 17, 1995 (commencement of class operations) to December 31, 1995.
(b) For the three months ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
(c) For the period from January 6, 1995 (commencement of class operations) to December 31, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
++ The per share amount may not agree with the net realized and unrealized gains or losses for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the portfolio.

                   See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Tax Strategic Foundation Fund
                              Financial Highlights
                (For a share outstanding throughout each period)



                         Six Months Ended       Year Ended March 31,       Year Ended December 31,
                        September 30, 1999  ----------------------------  ------------------------
                           (Unaudited)       1999      1998     1997 (b)     1996         1995 (a)
-----------------------------------------------------------------------------------------------------
 CLASS C SHARES
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $ 16.11         $ 16.30   $ 13.53   $13.47      $12.19        $10.69
                            -------         -------   -------   ------      ------        ------
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
-----------------------------------------------------------------------------------------------------
Net investment income          0.11            0.22      0.21     0.06        0.18          0.22
-----------------------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities         (0.38)          (0.15)     2.94     0.05++      1.58          1.99
                            -------         -------   -------   ------      ------        ------
-----------------------------------------------------------------------------------------------------
Total from investment
 operations                   (0.27)           0.07      3.15     0.11        1.76          2.21
                            -------         -------   -------   ------      ------        ------
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
-----------------------------------------------------------------------------------------------------
Net investment income         (0.11)          (0.23)    (0.20)   (0.05)      (0.20)        (0.25)
-----------------------------------------------------------------------------------------------------
Net realized gains                0           (0.03)    (0.18)       0       (0.28)        (0.46)
                            -------         -------   -------   ------      ------        ------
-----------------------------------------------------------------------------------------------------
Total distributions to
 shareholders                 (0.11)          (0.26)    (0.38)   (0.05)      (0.48)        (0.71)
                            -------         -------   -------   ------      ------        ------
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF PERIOD                  $ 15.73         $ 16.11   $ 16.30   $13.53      $13.47        $12.19
                            -------         -------   -------   ------      ------        ------
-----------------------------------------------------------------------------------------------------
TOTAL RETURN *                (1.67%)          0.41%    23.49%    0.08%      14.50%        21.20%
-----------------------------------------------------------------------------------------------------
RATIOS AND
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of
 period (thousands)         $40,737         $45,035   $27,699   $5,086      $4,108        $  496
-----------------------------------------------------------------------------------------------------
Ratios to average net
 assets:
-----------------------------------------------------------------------------------------------------
 Expenses **                   2.02%+          2.08%     2.18%    2.13%+      2.25%         2.50%+
-----------------------------------------------------------------------------------------------------
 Net investment income         1.38%+          1.42%     1.46%    1.55%+      1.64%         2.07%+
-----------------------------------------------------------------------------------------------------
Portfolio turnover
 rate                            55%             64%       50%      29%         88%          110%
-----------------------------------------------------------------------------------------------------



                                                  Six Months Ended       Year Ended March 31,         Year Ended December 31,
                                                 September 30, 1999  ----------------------------   ---------------------------
                                                    (Unaudited)       1999      1998     1997 (b)    1996      1995       1994
----------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 16.20         $ 16.39   $ 13.61   $ 13.54    $ 12.22   $ 10.27    $ 10.31
                                                     -------         -------   -------   -------    -------   -------    -------
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   0.21            0.37      0.37      0.09       0.34      0.35       0.27
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on
 securities                                            (0.39)          (0.15)     2.95      0.05++     1.56      2.39       0.08
                                                     -------         -------   -------   -------    -------   -------    -------
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       (0.18)           0.22      3.32      0.14       1.90      2.74       0.35
                                                     -------         -------   -------   -------    -------   -------    -------
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                  (0.20)          (0.38)    (0.36)    (0.07)     (0.30)    (0.33)     (0.27)
----------------------------------------------------------------------------------------------------------------------------------
Net realized gains                                         0           (0.03)    (0.18)        0      (0.28)    (0.46)     (0.12)
                                                     -------         -------   -------   -------    -------   -------    -------
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                    (0.20)          (0.41)    (0.54)    (0.07)     (0.58)    (0.79)     (0.39)
                                                     -------         -------   -------   -------    -------   -------    -------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $ 15.82         $ 16.20   $ 16.39   $ 13.61    $ 13.54   $ 12.22    $ 10.27
                                                     -------         -------   -------   -------    -------   -------    -------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (1.16%)          1.38%    24.73%     1.00%     15.80%    27.30%      3.40%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (thousands)                $21,144         $23,895   $19,881   $15,311    $15,002   $13,485    $10,575
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
----------------------------------------------------------------------------------------------------------------------------------
 Expenses **                                            1.02%+          1.08%     1.15%     1.13%+     1.30%     1.50%      1.49%
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                  2.38%+          2.42%     2.48%     2.54%+     2.63%     3.06%      2.87%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   55%             64%       50%       29%        88%      110%       245%
----------------------------------------------------------------------------------------------------------------------------------

(a) For the period from March 3, 1995 (commencement of class operations) to December 31, 1995.
(b) For the three months ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
++ The per share amount may not agree with the net realized and unrealized gains or losses for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the portfolio.


                      See Combined Notes to Financial Statements.

                                    EVERGREEN
                                  Balanced Fund
                             Schedule of Investments
                         September 30, 1999 (Unaudited)

                                            Shares                 Value
COMMON STOCKS - 60.7%

AEROSPACE & DEFENSE - 0.8%
Loral Space &
 Communications * +..............          200,000            $     3,437,500
United Technologies Corp.........          160,000                  9,490,000
                                                              ---------------
                                                                   12,927,500
                                                              ---------------
AUTOMOTIVE EQUIPMENT &
 MANUFACTURING - 0.9%
Ford Motor Co....................          138,200                  6,935,913
General Motors Corp..............          118,000                  7,426,625
                                                              ---------------
                                                                   14,362,538
                                                              ---------------
BANKS - 1.9%
Fleet Boston Corp................          250,000                  9,156,250
Mellon Bank Corp.................          350,000                 11,812,500
Wells Fargo Co...................          200,000                  7,925,000
                                                              ---------------
                                                                   28,893,750
                                                              ---------------
BUILDING, CONSTRUCTION & FURNISHINGS - 0.7%
Home Depot, Inc..................          150,000                 10,293,750
                                                              ---------------
BUSINESS EQUIPMENT & SERVICES - 0.7%
Automatic Data Processing, Inc...          240,000                 10,710,000
                                                              ---------------
CAPITAL GOODS - 0.6%
Deere & Co.......................          250,000                  9,671,875
                                                              ---------------
CHEMICAL & AGRICULTURAL PRODUCTS - 0.5%
Monsanto Co......................          200,000                  7,137,500
                                                              ---------------
COMMUNICATION SYSTEMS & SERVICES - 4.2%
Allegiance Telecom, Inc. *.......           95,000                  4,999,375
Cisco Systems, Inc. *............          280,000                 19,197,500
MCI WorldCom, Inc. *.............          185,000                 13,296,875
McLeod USA, Inc., Cl. A * +......          160,000                  6,810,000
Newbridge Networks Corp..........          400,000                 10,425,000
Tellabs, Inc. *..................           75,000                  4,270,312
Winstar Communications, Inc. *...          180,000                  7,031,250
                                                              ---------------
                                                                   66,030,312
                                                              ---------------
CONSUMER PRODUCTS & SERVICES - 1.0%
Procter & Gamble Co..............          160,000                 15,000,000
                                                              ---------------
DIVERSIFIED COMPANIES - 1.8%
Allied Signal, Inc...............          142,600                  8,547,088
Tyco International Ltd...........          191,260                 19,747,595
                                                              ---------------
                                                                   28,294,683
                                                              ---------------
ELECTRICAL EQUIPMENT & SERVICES - 3.3%
General Electric Co..............          315,000                 37,347,187
Microchip Technology, Inc. *.....          120,000                  6,165,000
Solectron Corp. *................          113,000                  8,114,813
                                                              ---------------
                                                                   51,627,000
                                                              ---------------
COMMON STOCKS - CONTINUED
FINANCE & INSURANCE - 3.8%
American International
 Group, Inc......................          181,250                 15,757,422
Associates First Capital
 Corp., Cl. A....................          198,706                  7,153,416
Citigroup, Inc...................          316,400                 13,921,600
Federal Home Loan
 Mortgage Corp...................          100,000                  5,200,000
Lehman Brothers
 Holdings, Inc...................          210,000                 12,245,625
Nationwide Financial
 Services, Inc., Cl. A...........          140,000                  4,952,500
                                                              ---------------
                                                                   59,230,563
                                                              ---------------
FOOD & BEVERAGE PRODUCTS - 2.6%
Anheuser Busch
 Companies, Inc..................          210,000                 14,713,125
Coca Cola Co.....................           79,100                  3,801,744
McDonald's Corp..................          280,000                 12,040,000
Pepsi Bottling Group, Inc........          245,000                  4,180,312
Pepsico, Inc.....................          200,000                  6,050,000
                                                              ---------------
                                                                   40,785,181
                                                              ---------------
GOLD MINING - 0.1%
Homestake Mining Co..............          197,200                  1,811,775
                                                              ---------------
HEALTHCARE PRODUCTS & SERVICES - 5.9%
American Home
 Products Corp...................          145,000                  6,017,500
Bristol-Myers Squibb Co..........          185,800                 12,541,500
Johnson & Johnson................          130,000                 11,943,750
Lilly (Eli) & Co.................          100,000                  6,400,000
Medtronic, Inc...................          358,200                 12,716,100
Merck & Co., Inc.................          200,000                 12,962,500
Pfizer, Inc......................          249,000                  8,948,437
Pharmacia & Upjohn, Inc..........          200,000                  9,925,000
Schering-Plough Corp.............          124,600                  5,435,675
Warner-Lambert Co................           72,000                  4,779,000
                                                              ---------------
                                                                   91,669,462
                                                              ---------------
INDUSTRIAL SPECIALTY PRODUCTS &
 SERVICES - 1.0%
Ecolab, Inc......................          153,400                  5,234,775
Honeywell, Inc...................           90,000                 10,018,125
                                                              ---------------
                                                                   15,252,900
                                                              ---------------
INFORMATION SERVICES & TECHNOLOGY - 10.9%
American Power
 Conversion Corp. *..............          265,000                  5,035,000
Applied Materials, Inc. *........          122,100                  9,508,538
CMG Information
 Services, Inc. * +..............          133,400                 13,673,500
EMC Corp. *......................          217,600                 15,544,800
Hewlett-Packard Co...............          100,000                  9,200,000

                                  EVERGREEN
                                Balanced Fund
                     Schedule of Investments (continued)
                        September 30, 1999 (Unaudited)

                                            Shares                    Value
COMMON STOCKS - CONTINUED

INFORMATION SERVICES &
 TECHNOLOGY - CONTINUED
Intel Corp.......................          331,000            $    24,597,437
International Business
 Machines Corp...................          152,400                 18,497,550
Microsoft Corp. *................          464,400                 42,057,225
Oracle Systems Corp. *...........          175,000                  7,962,500
Sun Microsystems, Inc. *.........          177,600                 16,516,800
Veritas Software Corp............          100,000                  7,593,750
                                                              ---------------
                                                                  170,187,100
                                                              ---------------
METALS & MINING - 0.1%
Newmont Mining Corp..............           70,000                  1,811,250
                                                              ---------------
OIL & ENERGY - 6.4%
Apache Corp......................          162,400                  7,013,650
Atlantic Richfield Co............           60,000                  5,317,500
BP Amoco Plc.....................           48,434                  5,367,092
Chevron Corp.....................           70,600                  6,265,750
Conoco, Inc. Cl. B...............           85,989                  2,353,949
Devon Energy Corp. *.............          100,000                  4,143,750
Exxon Corp.......................          142,900                 10,851,469
Mobil Corp.......................          108,900                 10,971,675
Royal Dutch Petroleum Co.........          230,400                 13,608,000
Texaco, Inc......................          300,000                 18,937,500
Unocal Corp......................          387,500                 14,361,719
                                                              ---------------
                                                                   99,192,054
                                                              ---------------
PAPER & PACKAGING - 0.6%
Bowater, Inc.....................          170,000                  8,925,000
                                                              ---------------
PRINTING, PUBLISHING,
 BROADCASTING & ENTERTAINMENT - 2.9%
CBS Corp. *......................          370,000                 17,112,500
Clear Channel
 Communications, Inc. *..........          111,000                  8,866,125
Disney (Walt) Co. *..............          250,000                  6,468,750
Time Warner, Inc.................          140,000                  8,505,000
Viacom, Inc., Cl. B *............          120,000                  5,070,000
                                                              ---------------
                                                                   46,022,375
                                                              ---------------
RETAILING & WHOLESALE - 3.6%
Federated Department
 Stores, Inc. *..................          225,000                  9,829,687
Safeway, Inc. *..................          200,000                  7,612,500
Staples, Inc. *..................          200,000                  4,362,500
Tandy Corp.......................          300,000                 15,506,250
Wal-Mart Stores, Inc.............          390,000                 18,549,375
                                                              ---------------
                                                                   55,860,312
                                                              ---------------
TELECOMMUNICATION SERVICES &
 EQUIPMENT - 2.4%
ADC Telecommunications, Inc. *...          108,400                  4,546,025
Ciena Corp. *....................          100,000                  3,650,000
Global Crossing Ltd. * +.........          230,000                  6,095,000
Intermedia Communications,
 Inc. * +........................           76,000                  1,653,000
Motorola, Inc....................          125,000                 11,000,000
Nokia Corp., ADR *...............          111,500                 10,014,094
                                                              ---------------
                                                                   36,958,119
                                                              ---------------
UTILITIES - ELECTRIC - 0.9%
Dominion Resources, Inc..........          195,000                  8,799,375
Reliant Energy, Inc..............          200,000                  5,412,500
                                                              ---------------
                                                                   14,211,875
                                                              ---------------
UTILITIES - TELEPHONE - 3.1%
AT&T Corp........................          222,750                  9,689,625
Bell Atlantic Corp. *............          226,202                 15,226,222
BellSouth Corp. *................          150,000                  6,750,000
GTE Corp.........................          112,000                  8,610,000
Sprint Corp......................          150,960                  8,189,580
                                                              ---------------
                                                                   48,465,427
                                                              ---------------
Total Common Stocks
 (Cost $683,114,880).............                                 945,332,301
                                                              ---------------
CONVERTIBLE PREFERRED - 0.6%

RETAILING & WHOLESALE - 0.6%
Kmart Financing I, 7.75%
 (Cost $10,894,754)..............          200,000                  9,525,000
                                                              ---------------

                                        Principal
                                           Amount                   Value
CONVERTIBLE DEBENTURES - 0.5%

HEALTHCARE PRODUCTS & SERVICES -.0.5%
HEALTHSOUTH Corp., 144A
 3.25%, 04/01/2003
 (Cost $10,000,000)..............      $10,000,000                  7,725,000
                                                              ---------------
CORPORATE BONDS & NOTES - 14.5%
AEROSPACE & DEFENSE - 0.9%
Boeing Co.
 6.63%, 02/15/2038...............        5,000,000                  4,382,300
Lockheed Martin Corp.
 7.45%, 06/15/2004...............        8,300,000                  8,373,289
Raytheon Co.
 6.75%, 08/15/2007...............        2,000,000                  1,927,760
                                                              ---------------
                                                                   14,683,349
                                                              ---------------
BANKS - 0.6%
Amsouth Bancorp.
 6.75%, 11/01/2025...............        3,465,000                  3,362,401

                                   EVERGREEN
                                 Balanced Fund
                      Schedule of Investments (continued)
                        September 30, 1999 (Unaudited)


                                         Principal
                                            Amount                  Value

CORPORATE BONDS & NOTES - CONTINUED

BANKS - CONTINUED
Barnett Capital I
 8.06%, 12/01/2026...............   $    5,000,000            $     4,881,900
Boatmen's Bancshares,  Inc.
 6.75%, 03/15/2003...............          698,000                    695,362
                                                              ---------------
                                                                    8,939,663
                                                              ---------------
CHEMICAL & AGRICULTURAL PRODUCTS.- 0.1%
Rohm & Haas Co.
 7.40%, 07/15/2009...............        1,500,000                  1,520,105
                                                              ---------------
COMMUNICATION SYSTEMS & SERVICES.- 0.2%
Comcast Cable Communications I
 6.20%, 11/15/2008...............        4,000,000                  3,673,200
                                                              ---------------
CONSUMER PRODUCTS & SERVICES - 0.4%
Mattel, Inc.
 6.13%, 07/15/2005...............        5,000,000                  4,659,600
Stanley Works
 7.38%, 12/15/2002...............        1,001,000                  1,020,449
                                                              ---------------
                                                                    5,680,049
                                                              ---------------
ENVIRONMENTAL SERVICES - 0.4%
Allied Waste North America, Inc.
 10.00%, 08/01/2009..............        1,500,000                  1,368,750
Republic Services, Inc.
 6.63%, 05/15/2004...............        4,000,000                  3,810,520
Waste Management, Inc.
 8.75%, 05/01/2018...............        1,126,000                  1,087,851
                                                              ---------------
                                                                    6,267,121
                                                              ---------------
FINANCE & INSURANCE - 6.0%
AMBAC, Inc.
 9.38%, 08/01/2011...............        5,500,000                  6,299,260
Associates Corp. North America
 8.63%, 11/15/2004...............        6,550,000                  7,016,425
Comdisco, Inc.
 6.13%, 01/15/2003...............        4,500,000                  4,333,230
Commercial Credit Group, Inc.
 10.00%, 05/15/2009..............        6,400,000                  7,617,600
Dean Witter, Discover & Co.
 6.75%, 10/15/2013...............        1,280,000                  1,200,550
FMR Corp.
 7.57%, 06/15/2029...............        4,000,000                  3,924,200
Ford Motor Credit Co.
 5.75%, 02/23/2004...............        4,000,000                  3,840,400
 5.80%, 01/12/2009...............        4,900,000                  4,462,804
General Electric Capital Corp.
 8.75%, 03/14/2003...............        1,300,000                  1,387,256
GS Escrow Corp.
 6.75%, 08/01/2001...............        5,500,000                  5,384,830

                                         Principal
                                            Amount                  Value

CORPORATE BONDS & NOTES - CONTINUED

FINANCE & INSURANCE - CONTINUED
Household Finance Corp.
 7.20%, 07/15/2006...............   $    5,800,000            $     5,798,260
International Lease Finance Corp.
 5.75%, 01/15/2003...............        1,750,000                  1,705,935
John Hancock Mutual Life Insurance Co.
 7.38%, 02/15/2024...............        4,975,000                  4,930,076
Lehman Brothers Holdings, Inc.
 6.63%, 04/01/2004...............        5,000,000                  4,831,500
Massachusetts Mutual Life Insurance
 Co.,  144A
 7.63%, 11/15/2023...............        5,725,000                  5,792,498
Nationwide CSN Trust, 144A
 9.88%, 02/15/2025...............        6,000,000                  6,508,440
Paine Webber Group,  Inc.
 6.38%, 05/15/2004...............        2,500,000                  2,412,683
 6.45%, 12/01/2003...............        5,460,000                  5,322,572
Sun Life Canada Capital Trust
 8.53%, 05/29/2049...............       11,700,000                 11,175,138
                                                              ---------------
                                                                   93,943,657
                                                              ---------------
FOOD & BEVERAGE PRODUCTS - 0.2%
Pepsi Bottling Group, Inc.
 7.00%, 03/01/2029...............        4,000,000                  3,696,284
                                                              ---------------
HEALTHCARE PRODUCTS & SERVICES - 0.5%
Johnson & Johnson
 8.72%, 11/01/2024...............        5,000,000                  5,453,600
Merck & Co.,  Inc.
 6.40%, 03/01/2028...............        3,000,000                  2,733,810
                                                              ---------------
                                                                    8,187,410
                                                              ---------------
MACHINERY - DIVERSIFIED - 0.1%
Caterpillar,  Inc.
 9.38%, 07/15/2001...............        2,000,000                  2,097,240
                                                              ---------------
OIL & ENERGY - 0.5%
Atlantic Richfield Co.
 9.00%, 04/01/2021...............          931,000                  1,097,658
El Paso Energy Corp.
 6.75%, 05/15/2009...............        2,000,000                  1,892,640
Petroleum Geo-Services
 7.50%, 03/31/2007...............        5,000,000                  4,937,900
                                                              ---------------
                                                                    7,928,198
                                                              ---------------
PAPER & PACKAGING - 0.3%
Fort James Corp.
 6.75%, 10/01/1999...............        5,000,000                  5,000,000
                                                              ---------------
REAL ESTATE - 0.6%
EOP Operating, Ltd.
 6.38%, 02/15/2003...............        3,050,000                  2,955,084

                                  EVERGREEN
                                Balanced Fund
                      Schedule of Investments (continued)
                        September 30, 1999 (Unaudited)

                                         Principal
                                            Amount                  Value
CORPORATE BONDS & NOTES - CONTINUED

REAL ESTATE - CONTINUED
Prudential Insurance Co.
 7.13%, 07/01/2007...............   $    6,200,000            $     6,066,638
                                                              ---------------
                                                                    9,021,722
                                                              ---------------
RETAILING & WHOLESALE - 0.2%
CVS Corp.
 5.50%, 02/15/2004...............        3,000,000                  2,881,170
                                                              ---------------
TELECOMMUNICATION SERVICES &
 EQUIPMENT - 0.2%
LCI International, Inc.
 7.25%, 06/15/2007...............        2,500,000                  2,457,675
                                                              ---------------
TRANSPORTATION - 1.2%
American Airline
 8.39%, 01/02/2017...............        5,000,000                  4,931,000
Burlington Northern Santa Fe Corp.
 6.13%, 03/15/2009...............        3,120,000                  2,884,783
Continental Airlines, Inc.
 6.80%, 02/02/2020...............        5,000,000                  4,682,425
FDX Corp.
 6.85%, 01/15/2019...............        5,811,309                  5,547,738
                                                              ---------------
                                                                   18,045,946
                                                              ---------------
UTILITIES - ELECTRIC - 1.1%
Edison Mission Holdings Co.
 8.14%, 10/01/2019...............        2,750,000                  2,644,326
LSP Energy LP
 7.16%, 06/30/2013...............        3,500,000                  3,387,776
National Rural Utilities
  Cooperative Finance
 5.00%, 10/01/2002...............        6,500,000                  6,228,625
 8.67%, 09/15/2018...............        4,000,000                  4,399,400
Union Electric Co.
 8.00%, 12/15/2022...............          838,000                    883,252
                                                              ---------------
                                                                   17,543,379
                                                              ---------------
UTILITIES - TELEPHONE - 1.0%
AT&T Corp.
 6.50%, 03/15/2029...............        5,000,000                  4,425,500
Bellsouth Capital Funding Corp.
 7.12%, 07/15/2097...............        3,750,000                  3,491,400
MCI Communications Corp.
 6.13%, 04/15/2002...............        2,000,000                  1,983,820
Sprint Capital Corp.
 6.90%, 05/01/2019...............        5,260,000                  4,871,549
                                                              ---------------
                                                                   14,772,269
                                                              ---------------
Total Corporate Bonds & Notes
 (Cost $238,660,596).............                                 226,338,437
                                                              ---------------
ASSET-BACKED SECURITIES - 4.5%
Carco Automotive Loan Master Trust
 Ser. 1997-1, Cl. A,
 6.69%, 08/15/2004...............        2,548,260                  2,557,255
Contimortgage Home Equity Loan Trust
 Ser. 1997-4, Cl. A7,
 6.63%, 09/15/2016...............        2,750,000                  2,615,058
 Ser. 1998-1, Cl. A6,
 6.58%, 12/15/2018...............        4,000,000                  3,928,900
Corestates Home Equity Loan Trust
 Ser. 1996-1, Cl. A4,
 7.00%, 06/15/2012...............        6,150,000                  6,172,724
Delta Funding Home Equity Loan Trust
 Ser. 1997-1, Cl. A5,
 7.74%, 04/25/2029...............        4,500,000                  4,550,783
Green Tree Financial Corp.
 Ser. 1993-4, Cl. A3,
 6.25%, 01/15/2019...............        1,037,335                  1,037,656
 Ser. 1997-3, Cl. A5,
 7.14%, 07/15/2028...............        6,000,000                  5,977,500
Merrill Lynch Mortgage Investors, Inc.
 Ser. 1991-D, Cl. B,
 9.85%, 07/15/2011...............        4,247,995                  4,249,312
 Ser. 1992-D, Cl. B,
 8.50%, 06/15/2017...............        2,853,491                  2,964,822
Olympic Automobile Receivables Trust
 Ser. 1997-A, Cl. A5,
 6.80%, 02/15/2005...............        8,000,000                  8,065,080
Premier Automotive Trust
 Ser. 1997-2, Cl. B,
 6.53%, 12/06/2003...............       10,000,000                  9,987,500
Railcar Leasing LLC
 Cl. A-2, 144A
 7.13%, 01/15/2013...............        2,500,000                  2,526,118
Southern Pacific Secured Assets.Corp.
 Ser. 1996-3, Cl. A4,
 7.60%, 10/25/2027...............        7,500,000                  7,591,387
Union Acceptance Corp.
 Ser. 1995-C, Cl. A,
 6.40%, 10/10/2002...............          269,108                    268,436
University Support Services, Inc.
 Ser. 1992-CD, Cl. D,
 8.91%, 11/01/2007...............          395,000                    394,408
WFS Financial Owner Trust
 Ser. 1997-C,
 6.30%, 03/20/2005...............        6,900,000                  6,697,312
                                                              ---------------
Total Asset-Backed Securities
 (Cost $69,667,183)..............                                  69,584,251
                                                              ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 5.7%
Bear Stearns Commercial Mortgage
 Securities, Inc.
 Ser. 1998-C1, Cl. C,
 6.75%, 01/16/2013...............       10,000,000                  9,275,000

                                   EVERGREEN
                                Balanced Funds
                      Schedule of Investments (continued)
                        September 30, 1999 (Unaudited)

                                        Principal
                                           Amount                   Value

COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
Chase Commercial Mortgage Securities Corp.
 Ser. 1997-1, Cl. B,
 7.37%, 04/19/2007...............   $    2,200,000            $     2,212,067
 Ser. 1997-2, Cl. B,
 6.60%, 11/19/2007...............        2,000,000                  1,921,410
CNL Funding
 Ser. 1998-1LP, Cl. B-1,
 6.60%, 04/18/2011...............        2,500,000                  2,237,891
Commercial Mortgage Acceptance Corp.
 Ser. 1997-ML1, Cl. B,
 6.64%, 12/15/2007...............        2,400,000                  2,327,940
Criimi Mae Commercial Mortgage Trust
 Ser. 1998-C1, Cl. A, 144A,
 7.00%, 03/02/2011...............        4,000,000                  3,393,750
Criimi Mae Financial Corp.
 Ser. 1, Cl. A,
 7.00%, 01/01/2033...............        5,242,686                  4,936,316
DLJ Commercial Mortgage Corp.
 Ser. 1999-CG2, Cl. A2,
 7.45%, 06/10/2009...............        3,000,000                  3,012,188
Federal National Mortgage Association
 Ser. 1993-248, Cl. SA, REMIC,
 3.84%, 08/25/2023...............        1,250,000                  1,073,700
 Ser. 1997-M6, Cl. C,
 6.85%, 05/17/2020...............        5,000,000                  4,969,625
FFCA Secured Lending Corp.
 Ser. 1997-1, Cl. B1,
 7.74%, 06/18/2013...............        1,250,000                  1,193,750
Financial Asset Securitization
 Ser. 1997-NAM 1, Cl. FXA2,
 7.75%, 04/25/2027...............        5,433,467                  5,474,353
GE Capital Mortgage Services, Inc.
 Ser. 1994-27, Cl. A6,
 6.50%, 07/25/2024...............        3,745,000                  3,372,822
 Ser. 1999-15, Cl. A5,
 6.75%, 08/25/2029...............        5,000,000                  4,820,575
Independent National Mortgage Corp.,
 Ser. 1997-A, Cl. A, 144A
 7.81%, 12/26/2026...............        7,629,038                  6,928,120
Mellon Residential Funding Corp.
 Ser. 1999-TBC1, Cl. A3,
 6.11%, 01/25/2029...............        6,452,828                  6,226,979
Mid State Trust
 Ser. 6, Cl. A3,
 7.54%, 07/01/2035...............        1,581,122                  1,493,164
Morgan Stanley Capital I, Inc.
 Ser. 1998-HF2, Cl. B,
 6.92%, 11/15/2030...............        2,550,000                  2,516,659
 Ser. 1999-LIFE, Cl. A2,
 7.11%, 07/15/2009...............        2,000,000                  1,995,990
Nomura Depositor Trust, 144A
 Ser. 1998-ST1, Cl. A1,
 5.54%, 01/15/2003...............        9,650,817                  9,525,984
PNC Mortgage Securities Corp.
 Ser. 1997-4, Cl. 2PP3,
 7.25%, 07/25/2027...............        2,443,124                  2,356,967
 Ser. 1997-4, Cl. 2PP1,
 7.50%, 07/25/2027...............        3,790,001                  3,812,456
Residental Funding Mortgage Securities I, Inc.
 Ser. 1999-S2, Cl. M1,
 6.50%, 01/25/2029...............        4,111,011                  3,765,501
                                                              ---------------
Total Collateralized Mortgage Obligations
 (Cost $92,798,853)..............                                  88,843,207
                                                              ---------------
MORTGAGE-BACKED SECURITIES - 3.0%
Federal Home Loan Mortgage Corp.
 6.25%, 07/15/2004...............        8,525,000                  8,475,401
 6.63%, 09/15/2009...............       14,000,000                 13,954,080
Federal National Mortgage Association
 5.50%, 07/01/2009...............       13,956,340                 13,391,666
 6.50%, 10/01/2028...............        5,185,290                  4,971,397
 6.78%, 09/01/2021...............        2,828,444                  2,912,845
 7.00%, 05/01/2024...............        2,695,251                  2,659,027
Government National Mortgage Association
 8.50%, 05/15/2021...............          305,013                    319,214
 8.50%, 07/15/2021...............          144,938                    150,961
 8.50%, 06/15/2022...............          370,392                    385,786
 9.00%, 10/15/2021...............          237,809                    249,996
 9.50%, 02/15/2021...............          140,881                    149,685
                                                              ---------------
Total Mortgage-Backed Securities
 (Cost $47,451,079)..............                                  47,620,058
                                                              ---------------
FOREIGN BONDS (U.S. DOLLARS) - 1.8%
BANKS - 0.2%
International Bank For Reconstruction & Development Co.
 COLTS
 7.95%, 05/15/2016...............          640,000                    763,424
Skandinaviska Enskilda
 (eff. yield 7.94%) (c)
 0.00%, 05/26/2033...............       30,000,000                  2,346,000
                                                              ---------------
                                                                    3,109,424
                                                              ---------------
ENVIRONMENTAL SERVICES - 0.2%
Oslo Seismic Services, Inc.
 8.28%, 06/01/2011...............        2,441,512                  2,533,068
                                                              ---------------
FINANCE & INSURANCE - 0.3%
TXU Eastern Funding Co.
 6.75%, 05/15/2009...............        5,000,000                  4,644,145
                                                              ---------------
GOVERNMENT AGENCY - 0.2%
Quebec (Province of)
 7.50%, 09/15/2029...............        2,500,000                  2,503,100
                                                              ---------------
OIL FIELD SERVICES - 0.5%
YPF SA
 7.25%, 03/15/2003...............        8,000,000                  7,800,879
                                                              ---------------

                                  EVERGREEN
                                Balanced Fund
                     Schedule of Investments (continued)
                        September 30, 1999 (Unaudited)

                                        Principal
                                           Amount                   Value
FOREIGN BONDS (U.S. DOLLARS) - CONTINUED
TRANSPORTATION - 0.4%
Golden State Petroleum Transport Corp.
 8.04%, 02/01/2019...............
                                    $    7,600,000           $      7,116,382
                                                             ----------------
Total Foreign Bonds (U.S. Dollars)
 (Cost $29,259,754)..............                                  27,706,998
                                                             ----------------
FOREIGN BONDS (NON-U.S. DOLLARS) - 1.6%
BANKS - 0.7%
Nykredit
 6.00%, 10/01/2029...............       40,913,000                  5,336,045
                                               DKK
Realkredit Danmark
 6.00%, 10/01/2029...............       44,076,000                  5,758,043
                                               DKK
                                                             ----------------
                                                                   11,094,088
                                                             ----------------
GOVERNMENT AGENCY - 0.9%
Denmark (Kingdom of)
 8.00%, 05/15/2003...............       86,510,000                 13,696,890
                                                             ----------------
                                               DKK
Total Foreign Bonds (Non-U.S. Dollars)
 (Cost $25,772,224)..............                                  24,790,978
                                                             ----------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.8%
U.S. TREASURY OBLIGATIONS - 4.8%
U.S. Treasury Bonds
 5.25%, 02/15/2029...............       20,255,000                 17,726,367
 7.88%, 02/15/2021...............        9,200,000                 10,699,324
U.S. Treasury Notes
 4.75%, 11/15/2008...............          250,000                    227,577
 5.25%, 05/15/2004...............        5,000,000                  4,886,700
 5.75%, 06/30/2001...............       11,000,000                 11,015,510
 6.00%, 08/15/2004...............        4,830,000                  4,876,803
 7.25%, 05/15/2004...............       23,690,000                 24,978,025

Total U.S. Government & Agency Obligations
 (Cost $75,153,330)..............                                  74,410,306
                                                             ----------------
SHORT-TERM INVESTMENTS - 4.8%
MONEY MARKET PORTFOLIO - 2.3%
Navigator Prime Portfolio (a)
 (cost $36,285,571)..............       36,285,571                 36,285,571
                                                             ----------------
REPURCHASE AGREEMENTS - 2.5%
Evergreen Joint Repurchase Agreement
Investments in repurchase agreements,
in a joint trading account, purchased
9/30/1999, 5.30%, maturing 10/1/1999,
 maturity value $38,686,695)
 (Cost $38,681,000) (b)..........       38,681,000                 38,681,000
                                                             ----------------
Total Short-Term Investments
 (Cost $74,966,571)..............                                  74,966,571
                                                             ----------------
 TOTAL INVESTMENTS-
 (COST $1,357,739,224)...........            102.5%             1,596,843,107
 OTHER ASSETS AND
 LIABILITIES - NET...............             (2.5 )              (39,159,963)
                                       -----------           ----------------
 NET ASSETS -....................            100.0%            $1,557,683,144
                                       ===========           ================

(a)  Represents investment of cash collateral received for securities on loan.
(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligaitons based on market prices plus accrued interest at September 30, 1999.
(c) Effective yield (calculated at date of purchase) is the annual yield at which the bond accretes until its maturity date.
*    Non-income producing security.
+    All or a portion of this security is on loan (see Note 7).
144A Security that may be resold to "qualified institutional buyers" under Rule
     144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines establised by the Board of Trustees.

SUMMARY OF ABBREVIATIONS:

ADR    American Depository Receipt
COLTS  Continuously Offered Longer Term Securities
DKK    Danish Krone
REMIC  Real Estate Mortgage Investment Conduit

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward foreign currency exchange contracts to sell:


 EXCHANGE                          U.S. VALUE AT       IN EXCHANGE   UNREALIZED
   DATE    CONTRACTS TO DELIVER  SEPTEMBER 30, 1999     FOR U.S. $      LOSS
   ----    --------------------  ------------------    -----------      ----
10/20/1999    19,000,000 Euro        $20,248,416       $19,498,750   ($749,666)


                   See Combined Notes to Financial Statements.

                                    EVERGREEN
                                 Foundation Fund
                             Schedule of Investments
                         September 30, 1999 (Unaudited)


                                              Shares                Value
COMMON STOCKS - 63.5%

AEROSPACE & DEFENSE - 0.5%
Boeing Co. *.............................    247,600         $    10,553,950
United Technologies Corp.................     92,530               5,488,186
                                                             ---------------
                                                                  16,042,136
                                                             ---------------
AUTOMOTIVE EQUIPMENT &
 MANUFACTURING - 1.0%
Daimler Chrysler AG......................    344,066              23,891,083
Delphi Automotive
 Systems Corp............................     90,860               1,459,439
General Motors Corp......................    110,000               6,923,125
                                                             ---------------
                                                                  32,273,647
                                                             ---------------
BANKS - 2.1%
Bank One Corp............................    117,923               4,105,194
BankAmerica Corp.........................    179,539               9,998,078
BankBoston Corp..........................    668,600              29,000,525
National City Corp.......................    366,160               9,771,895
Seacoast Banking Corp. of Florida,
 Cl. A...................................     70,000               2,060,625
SunTrust Banks, Inc......................    184,280              12,116,410
                                                             ---------------
                                                                  67,052,727
                                                             ---------------
BUSINESS EQUIPMENT & SERVICES - 0.5%
Automatic Data Processing, Inc...........     98,000               4,373,250
Computer Sciences Corp. *................    106,200               7,467,188
Xerox Corp...............................    120,000               5,032,500
                                                             ---------------
                                                                  16,872,938
                                                             ---------------
CAPITAL GOODS - 0.3%
Caterpillar, Inc.........................    156,000               8,550,750
                                                             ---------------
CHEMICAL & AGRICULTURAL PRODUCTS - 2.0%
Air Products & Chemicals, Inc............     40,000               1,162,500
Du Pont (E.I.) De
 Nemours & Co............................    575,400              35,027,475
Monsanto Co..............................    280,800              10,021,050
Nalco Chemical Co........................     45,000               2,272,500
Pioneer Hi-Bred International, Inc.......    174,000               6,927,375
PPG Industries, Inc......................    105,800               6,348,000
Praxair, Inc.............................     40,000               1,840,000
                                                             ---------------
                                                                  63,598,900
                                                             ---------------
COMMUNICATION SYSTEMS & SERVICES - 3.5%
Cisco Systems, Inc. *....................    816,200              55,960,712
Lucent Technologies, Inc.................    643,870              41,771,066
MCI WorldCom, Inc. *.....................    170,900              12,283,438
                                                             ---------------
                                                                 110,015,216
                                                             ---------------
CONSUMER PRODUCTS & SERVICES - 1.0%
Gillette Co..............................    218,000               7,398,375
Procter & Gamble Co......................    251,451              23,573,531
                                                             ---------------
                                                                  30,971,906
                                                             ---------------
DIVERSIFIED COMPANIES - 1.1%
Tyco International Ltd...................    334,586              34,546,004
                                                             ---------------
ELECTRICAL EQUIPMENT & SERVICES - 3.3%
Applied Power, Inc., Cl. A...............    130,000               3,948,750
Emerson Electric Co......................    254,300              16,068,581
General Electric Co......................    612,400              72,607,675
Motorola, Inc............................    127,500              11,220,000
                                                             ---------------
                                                                 103,845,006
                                                             ---------------
FINANCE & INSURANCE - 7.6%
AFLAC, Inc...............................    100,000               4,187,500
Allstate Corp............................    144,000               3,591,000
American Express Co......................    263,000              35,406,375
American International Group, Inc........    367,612              31,959,268
Berkshire Hathaway Inc. *................      4,600               8,537,600
Citigroup, Inc...........................    437,625              19,255,500
Countrywide Credit Industries, Inc.......    158,350               5,106,788
Federal Home Loan Mortgage Corp..........     84,000               4,368,000
Federal National Mortgage Assoc..........    718,000              45,009,625
Household International, Inc.............    370,055              14,848,457
Marsh & McLennan Co., Inc................    354,100              24,255,850
Merrill Lynch & Co., Inc.................    407,400              27,372,187
MGIC Investment Corp.....................    169,800               8,107,950
Raymond James Financial, Inc.............    312,975               6,239,939
                                                             ---------------
                                                                 238,246,039
                                                             ---------------
FOOD & BEVERAGE PRODUCTS - 2.6%
Anheuser Busch Companies, Inc............    182,000              12,751,375
Bestfoods................................    240,000              11,640,000
Campbell Soup Co.........................    111,000               4,342,875
Coca Cola Co.............................    439,400              21,118,662
Conagra, Inc.............................    206,900               4,668,181
McDonald's Corp..........................    242,000              10,406,000
Pepsico, Inc.............................    250,000               7,562,500
Philip Morris Companies, Inc.............    274,000               9,367,375
Tricon Global
 Restaurants, Inc. *.....................      3,000                 122,813
                                                             ---------------
                                                                  81,979,781
                                                             ---------------

                                   EVERGREEN
                                Foundation Fund
                      Schedule of Investments (continued)
                        September 30, 1999 (Unaudited)



                                              Shares            Value
COMMON STOCKS - CONTINUED

FOREST PRODUCTS - 0.1%
Willamette Industries, Inc..............      90,000         $     3,881,250
                                                             ---------------
HEALTHCARE PRODUCTS & SERVICES - 6.8%
Abbott Laboratories.....................     431,400              15,853,950
American Home
 Products Corp..........................     243,600              10,109,400
Baxter International, Inc...............      70,000               4,217,500
Bristol-Myers Squibb Co.................     350,400              23,652,000
Glaxo Wellcome Plc, ADR.................      29,400               1,528,800
Guidant Corp. *.........................     137,100               7,351,988
IMS Health, Inc.........................      40,000                 912,500
Johnson & Johnson.......................     205,500              18,880,312
Lilly (Eli) & Co........................     312,524              20,001,536
McKesson HBOC, Inc......................     198,680               5,761,720
Medtronic, Inc..........................     297,200              10,550,600
Merck & Co., Inc........................     538,516              34,902,568
PE Corp-PE
 Biosystems Group *.....................     324,000              23,409,000
Pfizer, Inc.............................     253,500               9,110,156
Schering-Plough Corp....................     314,000              13,698,250
Warner-Lambert Co.......................     227,400              15,093,675
                                                             ---------------
                                                                 215,033,955
                                                             ---------------
INDUSTRIAL SPECIALTY PRODUCTS &
 SERVICES - 0.8%
Corning, Inc............................     143,000               9,804,438
Honeywell, Inc..........................     108,000              12,021,750
Illinois Tool Works, Inc................      63,700               4,749,631
                                                             ---------------
                                                                  26,575,819
                                                             ---------------
INFORMATION SERVICES & TECHNOLOGY - 13.7%
America Online, Inc. *..................     161,000              16,744,000
Analog Devices, Inc. *..................     162,566               8,331,507
BMC Software, Inc. *....................     100,000               7,156,250
Compaq Computer Corp....................     520,133              11,930,551
Computer Associates International,
 Inc....................................     106,000               6,492,500
Dell Computer Corp. *...................     600,000              25,087,500
EMC Corp. *.............................     216,000              15,430,500
Hewlett-Packard Co......................     342,800              31,537,600
Intel Corp..............................   1,619,200             120,326,800
International Business Machines Corp....     480,000              58,260,000
Microsoft Corp. *.......................     980,000              88,751,250
Sun Microsystems, Inc. *................     428,000              39,804,000
                                                             ---------------
                                                                 429,852,458
                                                             ---------------
OIL & ENERGY - 2.9%
Atlantic Richfield Co...................     100,000               8,862,500
BP Amoco Plc............................     105,054              11,641,296
Chevron Corp............................     153,000              13,578,750
Consolidated Natural
 Gas Co.................................      66,000               4,116,750

COMMON STOCKS - CONTINUED

OIL & ENERGY - CONTINUED
Equitable Resources, Inc................     289,000              10,927,813
Exxon Corp..............................     246,400              18,711,000
Mobil Corp..............................     141,800              14,286,350
Texaco, Inc.............................     125,000               7,890,625
                                                             ---------------
                                                                  90,015,084
                                                             ---------------
OIL FIELD SERVICES - 0.7%
Baker Hughes, Inc.......................      83,430               2,419,470
Halliburton Co..........................     167,600               6,871,600
Schlumberger Ltd........................     187,800              11,702,288
                                                             ---------------
                                                                  20,993,358
                                                             ---------------
PAPER & PACKAGING - 0.2%
Kimberly-Clark Corp.....................      93,000               4,882,500
                                                             ---------------
PRINTING, PUBLISHING, BROADCASTING
  & ENTERTAINMENT - 1.2%
CBS Corp. *.............................     128,620               5,948,675
Cox Communications, Inc., Cl. A *.......     154,500               6,450,375
Disney (Walt) Co. *.....................     387,479              10,026,019
New York Times Co., Cl. A...............      40,000               1,500,000
Time Warner, Inc........................     243,800              14,810,850
                                                             ---------------
                                                                  38,735,919
                                                             ---------------
REAL ESTATE - 0.3%
Marriott International, Inc., Cl. A.....     235,000               7,681,563
Sunstone Hotel Investors, Inc. REIT.....     186,700               1,633,625
                                                             ---------------
                                                                   9,315,188
                                                             ---------------
RETAILING & WHOLESALE - 3.3%
Bed Bath & Beyond, Inc. *...............     255,000               8,909,063
Costco Wholesale Corp. *................      91,000               6,552,000
Dayton Hudson Corp......................      82,400               4,949,150
Home Depot, Inc.........................     399,000              27,381,375
Lowe's Companies, Inc...................     216,000              10,530,000
Safeway, Inc. *.........................      95,000               3,615,938
W.W. Grainger, Inc......................     110,100               5,291,681
Wal-Mart Stores, Inc....................     779,000              37,051,187
                                                             ---------------
                                                                 104,280,394
                                                             ---------------
TELECOMMUNICATION SERVICES &
 EQUIPMENT - 1.6%
Global Crossing Ltd. *..................   1,255,215              33,263,197
Qwest Communications International,
 Inc. *.................................     253,000               7,479,313
Univision Communications, Inc., Cl. A
 *......................................      33,165               2,698,802
Vodafone Airtouch Public Ltd., ADR......      34,000               8,083,500
                                                             ---------------
                                                                  51,524,812
                                                             ---------------

                                   EVERGREEN
                                Foundation Fund
                      Schedule of Investments (continued)
                        September 30, 1999 (Unaudited)


                                              Shares              Value
COMMON STOCKS - CONTINUED

TRANSPORTATION - 0.9%
Burlington Northern Santa Fe Corp.....        75,000         $     2,062,500
Union Pacific Corp....................       524,000              25,184,750
                                                             ---------------
                                                                  27,247,250
                                                             ---------------
UTILITIES - ELECTRIC - 1.1%
Central Hudson Gas & Electric Corp....       360,100              14,178,937
Eastern Utilities Associates..........       104,300               3,115,962
Energy East Corp......................       276,800               6,574,000
PacifiCorp............................       200,000               4,025,000
Public Service Enterprise Group, Inc..        47,500               1,834,688
Southern Co...........................       154,000               3,965,500
                                                             ---------------
                                                                  33,694,087
                                                             ---------------
UTILITIES - GAS - 0.3%
Keyspan Corp..........................       276,636               7,918,706
                                                             ---------------
UTILITIES - TELEPHONE - 4.1%
ALLTEL Corp...........................        72,766               5,120,907
AT&T Corp.............................       580,000              25,230,000
Bell Atlantic Corp. *.................       348,080              23,430,135
GTE Corp..............................       311,400              23,938,875
Sprint Corp...........................       702,000              38,083,500
Sprint Corp. (PCS Group) *............       175,500              13,085,719
                                                             ---------------
                                                                 128,889,136
                                                             ---------------
Total Common Stocks
 (Cost $1,249,337,837)................                         1,996,834,966
                                                             ---------------
RIGHTS - 0.0%

TELECOMMUNICATION SERVICES &
 EQUIPMENT - 0.0%
TALK.com, Inc. *(Cost $0).............         5,300                       0
                                                             ---------------

                                           Principal
                                             Amount               Value


CONVERTIBLE DEBENTURES - 0.2%

BUSINESS EQUIPMENT & SERVICES - 0.0%
Personnel Group of America, Inc.
 5.75%, 07/01/2004.................... $     800,000                 596,000
                                                             ---------------
ENVIRONMENTAL SERVICES - 0.0%
Waste Management, Inc.
 4.00%, 02/12/2002....................       100,000                  89,500
                                                             ---------------
INDUSTRIAL SPECIALTY PRODUCTS &
 SERVICES - 0.1%
Robbins & Myers, Inc.
 6.50%, 09/01/2003....................     2,100,000               1,756,125
Simula, Inc.
 8.00%, 05/01/2004....................       750,000                 548,438
                                                             ---------------
                                                                   2,304,563
                                                             ---------------
CONVERTIBLE DEBENTURES - CONTINUED

RETAILING & WHOLESALE - 0.1%
Home Depot, Inc.
 3.25%, 10/01/2001.................... $     500,000         $     1,483,125
Total Convertible Debentures
 (Cost $4,280,000)....................                             4,473,188
                                                             ---------------
CORPORATE BONDS & NOTES - 1.6%
AUTOMOTIVE EQUIPMENT &
 MANUFACTURING - 0.8%
Daimler Chrysler AG
 6.90%, 09/01/2004....................    25,000,000              25,118,575
                                                             ---------------
CHEMICAL & AGRICULTURAL PRODUCTS - 0.0%
Arco Chemical Co.
 10.25%, 11/01/2010...................       210,000                 216,441
                                                             ---------------
FINANCE & INSURANCE - 0.0%
Chrysler Financial Corp.
 6.95%, 03/25/2002....................       500,000                 507,876
                                                             ---------------
RETAILING & WHOLESALE - 0.8%
Wal-Mart Stores, Inc.
 6.88%, 08/10/2009....................    25,000,000              25,087,025
Total Corporate Bonds & Notes
 (Cost $50,792,178)...................                            50,929,917
                                                             ---------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 25.7%

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.6%
Federal Home Loan Mortgage Corp.
 6.44%, 01/28/2000....................       500,000                 501,361
Federal National Mortgage Assoc.
 5.94%, 12/12/2005....................       500,000                 479,991
 6.21%, 08/06/2038....................     1,250,000               1,137,689
Tennessee Valley Authority
 7.25%, 07/15/2043....................     8,000,000               7,801,728
 7.85%, 06/15/2044....................    10,000,000               9,994,500
                                                             ---------------
                                                                  19,915,269
                                                             ---------------
U.S. TREASURY OBLIGATIONS - 25.1%
U.S. Treasury Bonds
 6.00%, 02/15/2026....................    38,000,000              36,242,500
 6.25%, 08/15/2023....................    40,000,000              39,362,520
 7.13%, 02/15/2023....................    25,000,000              27,140,625
 7.25%, 05/15/2016....................    49,500,000              53,521,875
 7.25%, 08/15/2022....................    23,000,000              25,264,074
 8.00%, 11/15/2021....................    10,000,000              11,818,750
 8.13%, 08/15/2019....................    50,000,000              59,218,750
 8.13%, 05/15/2021....................    25,000,000              29,828,125
 8.38%, 08/15/2008....................    30,000,000              32,353,140
 8.50%, 02/15/2020....................    10,000,000              12,284,380
 10.63%, 08/15/2015...................     1,000,000               1,410,625

                                  EVERGREEN
                               Foundation Fund
                     Schedule of Investments (continued)
                        September 30, 1999 (Unaudited)

                                         Principal
                                            Amount                 Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED

U.S. TREASURY OBLIGATIONS - CONTINUED
U.S. Treasury Notes
 5.25%, 08/15/2003.................... $ 125,000,000         $   122,578,125
 5.50%, 05/15/2009....................    25,000,000              24,179,700
 5.88%, 11/15/1999....................     2,000,000               2,003,126
 5.88%, 02/15/2000....................       350,000                 351,094
 5.88%, 09/30/2002....................    75,000,000              75,304,725
 5.88%, 11/15/2005....................    50,000,000              49,687,500
 6.00%, 10/15/1999....................       500,000                 500,469
 6.13%, 09/30/2000....................     1,000,000               1,006,563
 6.13%, 08/15/2007....................    75,000,000              75,117,225
 6.38%, 01/15/2000....................       500,000                 501,875
 6.50%, 05/31/2001....................       900,000                 912,094
 6.50%, 08/31/2001....................   100,000,000             101,531,300
 6.50%, 08/15/2005....................     1,130,000               1,156,485
 6.63%, 03/31/2002....................     1,000,000               1,021,250
 6.88%, 05/15/2006....................       500,000                 521,875
 7.50%, 11/15/2001....................     3,235,000               3,353,281
 7.50%, 02/15/2005....................       600,000                 641,438
 7.75%, 11/30/1999....................       700,000                 703,719
                                                             ---------------
                                                                 789,517,208
                                                             ---------------
Total U.S. Government & Agency
 Obligations
 (Cost $803,803,537)..................                           809,432,477
                                                             ---------------

SHORT-TERM INVESTMENTS - 8.6%

REPURCHASE AGREEMENTS - 8.6%
State Street Bank & Trust Co.,
 purchased 9/30/1999, 5.22%,
 maturing 10/1/1999, maturity
 value $271,374,344
 (cost $271,335,000)(a)...............   271,335,000             271,335,000
                                                             ---------------

 TOTAL INVESTMENTS-
 (COST $2,379,548,552)................          99.6%          3,133,005,548
 OTHER ASSETS AND
 LIABILITIES - NET....................           0.4%             12,864,220
                                       -------------          --------------
 NET ASSETS -.........................         100.0%         $3,145,869,768
                                       -------------          --------------

a) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.
*  Non-income producing security.

SUMMARY OF ABBREVIATIONS:
ADR   American Depository Receipt
REIT  Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Tax Strategic Foundation Fund
                            Schedule of Investments
                         September 30, 1999 (Unaudited)

                                             Shares           Value
COMMON STOCKS - 36.1%

AUTOMOTIVE EQUIPMENT &
 MANUFACTURING - 0.7%
Autoliv, Inc..........................       39,151         $   1,473,056
Daimler Chrysler AG  .................       18,705             1,298,829
                                                            -------------
                                                                2,771,885
                                                            -------------
BANKS - 4.7%
BankAmerica Corp......................        5,875               327,164
BankBoston Corp.......................       39,000             1,691,625
Chase Manhattan Corp..................       25,000             1,884,375
Comerica, Inc.........................        7,500               379,688
First Union Corp. ** .................        3,000               106,688
Fleet Boston Corp.....................       11,500               421,188
Huntington Bancshares, Inc.  .........       68,200             1,811,562
M&T Bank Corp.........................        4,000             1,836,000
National City Corp.  .................       39,600             1,056,825
Northern Trust Corp...................       10,000               835,000
One Valley Bancorp, Inc...............       15,750               543,375
Republic New York Corp.  .............       41,000             2,518,937
Seacoast Banking Corp. of
 Florida, Cl. A  .....................       15,000               441,562
SunTrust Banks, Inc...................       58,880             3,871,360
                                                            -------------
                                                               17,725,349
                                                            -------------
BUILDING, CONSTRUCTION & FURNISHINGS.- 1.3%
Carlisle Companies, Inc...............       46,000             1,817,000
D.R. Horton, Inc......................       78,950             1,021,415
La-Z-Boy Chair Co.....................       47,100               897,844
Ryland Group, Inc.....................       50,000             1,137,500
                                                            -------------
                                                                4,873,759
                                                            -------------
BUSINESS EQUIPMENT & SERVICES - 0.9%
Computer Sciences Corp. *.............       45,000             3,164,062
Convergys Corp. *.....................       15,000               297,188
                                                            -------------
                                                                3,461,250
                                                            -------------
CHEMICAL & AGRICULTURAL PRODUCTS - 1.0%
Du Pont (E.I.) De
 Nemours & Co.........................       20,000             1,217,500
Monsanto Co...........................       25,000               892,187
Sigma-Aldrich Corp.  .................       56,100             1,781,175
                                                            -------------
                                                                3,890,862
                                                            -------------
CONSUMER PRODUCTS & SERVICES - 0.4%
Adidas AG ADS, 144A  .................       10,000               427,059
Gucci Group  .........................       12,000             1,002,000
                                                            -------------
                                                                1,429,059
                                                            -------------
DIVERSIFIED COMPANIES - 0.4%
Tyco International Ltd.  .............       15,710             1,622,058
                                                            -------------
ELECTRICAL EQUIPMENT & SERVICES - 0.9%
Emerson Electric Co...................       15,000               947,812
Motorola, Inc.........................        8,100               712,800
Park Electrochemical Corp.............       17,700               581,888
Thomas & Betts Corp...................       18,500               943,500
                                                            -------------
                                                                3,186,000
                                                            -------------
FINANCE & INSURANCE - 5.6%
AFLAC, Inc.  .........................        4,400               184,250
American International
 Group, Inc...........................       21,250             1,847,422
Citigroup, Inc.  .....................       75,375             3,316,500
Countrywide Credit
 Industries, Inc......................       20,000               645,000
Enhance Financial Services
 Group, Inc...........................        6,000               106,125
FBL Financial Group, Inc..............       20,000               412,500
Federal National
 Mortgage Assoc.......................       21,000             1,316,437
FPIC Insurance Group, Inc. * .........       20,000               301,250
Horace Mann Educators Corp.  .........       52,000             1,342,250
Legg Mason, Inc.......................       80,866             3,098,179
Lincoln National Corp.................       27,000             1,014,188
Merrill Lynch & Co., Inc..............       63,500             4,266,406
Mony Group, Inc.......................       35,000             1,010,625
Nationwide Financial Services,
 Inc., Cl. A .........................       28,000               990,500
Paine Webber Group, Inc...............       35,800             1,297,750
                                                            -------------
                                                               21,149,382
                                                            -------------
FOOD & BEVERAGE PRODUCTS - 0.2%
Coca Cola Co. Femsa SA, ADR  .........       40,000               552,500
                                                            -------------
HEALTHCARE PRODUCTS & SERVICES - 5.8%
Abbott Laboratories  .................       39,000             1,433,250
Alza Corp. * .........................       39,000             1,669,687
American Home Products Corp...........       40,000             1,660,000
Celera Genomics Group.................       27,350             1,100,838
Dendrite International, Inc. *........       30,000             1,417,500
McKesson HBOC, Inc.  .................       66,000             1,914,000
Medtronic, Inc.  .....................       36,000             1,278,000
Merck & Co., Inc......................       33,800             2,190,662
PE Corp-PE
 Biosystems Group *  .................      109,400             7,904,150
Warner-Lambert Co.....................       15,000               995,625
                                                            -------------
                                                               21,563,712
                                                            -------------
INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 0.4%
Furon Co..............................       24,000               598,500
Meade Instruments Corp. *.............       37,000               890,313
                                                            -------------
                                                                1,488,813
                                                            -------------
INFORMATION SERVICES & TECHNOLOGY - 4.4%
Hewlett-Packard Co.  .................        4,000               368,000
Intel Corp.  .........................       72,000             5,350,500
International Business
 Machines Corp.  .....................       50,000             6,068,750

                                   EVERGREEN
                         Tax Strategic Foundation Fund
                      Schedule of Investments (continued)
                        September 30, 1999 (unaudited)


                                            Shares              Value
COMMON STOCKS - CONTINUED

INFORMATION SERVICES &
 TECHNOLOGY - CONTINUED
SCI Systems, Inc. *  .................       60,000         $   2,666,250
Sun Microsystems, Inc. * .............       20,000             1,860,000
                                                            -------------
                                                               16,313,500
                                                            -------------
LEISURE & TOURISM - 0.3%
Starwood Hotels & Resorts.............       45,000             1,004,063
                                                            -------------
OIL & ENERGY - 0.4%
Atlantic Richfield Co.................       15,000             1,329,375
                                                            -------------
OIL FIELD SERVICES - 0.6%
Diamond Offshore Drilling, Inc.  .....       43,000             1,435,125
Schlumberger Ltd......................       15,000               934,687
                                                            -------------
                                                                2,369,812
                                                            -------------
REAL ESTATE - 1.4%
Alexander's, Inc. REIT * .............       19,300             1,395,631
Archstone Communities Trust  .........        3,485                67,304
Boston Properties, Inc. REIT .........       39,000             1,196,813
Brandywine Realty Trust REIT .........       20,000               325,000
Horizon Group Properties,
 Inc. REIT * .........................        1,480                 5,180
Indymac Mortgage Holdings,
 Inc. REIT............................       70,000             1,050,000
Prentiss Properties Trust REIT........        9,900               219,656
Sunstone Hotel Investors,
 Inc. REIT............................      115,000             1,006,250
                                                            -------------
                                                                5,265,834
                                                            -------------
RETAILING & WHOLESALE - 2.4%
Ethan Allen Interiors, Inc.  .........      127,050             4,041,778
Lowe's Companies, Inc.................       32,000             1,560,000
Sonic Automotive, Inc. * .............      130,000             1,690,000
W.W. Grainger, Inc.  .................       17,000               817,063
Williams Sonoma, Inc. *  .............       20,000               971,250
                                                            -------------
                                                                9,080,091
                                                            -------------
TELECOMMUNICATION SERVICES &
 EQUIPMENT - 1.2%
Global Crossing Ltd. *................      166,050             4,400,325
                                                            -------------
THRIFT INSTITUTIONS - 0.6%
Bank United Corp. *  .................       18,000               582,750
BankUnited Financial Corp.............       15,000               119,062
Mech Financial, Inc...................       30,000               990,000
St. Paul Bancorp, Inc.................       29,298               670,192
                                                            -------------
                                                                2,362,004
                                                            -------------
TRANSPORTATION - 1.1%
Midwest Express
 Holdings, Inc. *.....................       42,850             1,122,134
Union Pacific Corp.  .................       65,000             3,124,063
                                                            -------------
                                                                4,246,197
                                                            -------------
UTILITIES - GAS - 0.7%
Williams Companies, Inc...............       70,000             2,620,625
                                                            -------------
UTILITIES - TELEPHONE - 0.7%
Sprint Corp...........................       36,000             1,953,000
Sprint Corp. (PCS Group) *............        9,000               671,062
                                                                2,624,062
                                                            -------------
Total Common Stocks
 (Cost $95,977,432)  .................                        135,330,517
                                                            -------------

                                          Principal
                                           Amount                Value
CONVERTIBLE DEBENTURES - 0.0%

BUSINESS EQUIPMENT & SERVICES - 0.0%
Personnel Group of America, Inc.
 5.80%, 07/01/2004
 (Cost $150,000) .....................   $  150,000               111,750
                                                            -------------
MUNICIPAL OBLIGATIONS - 61.0%

ALABAMA - 2.1%
Alabama HFA SFHRB Home Mtge.,
 Ser. B-1, (GNMA),
 5.30%, 10/01/2016....................    5,120,000             4,831,846
Alabama Wtr. Poll. Ctl. Auth. Revolving
 Fund Loan,
 Ser. B, (AMBAC),
 5.50%, 08/15/2016....................    3,000,000             2,951,250
                                                            -------------
                                                                7,783,096
                                                            -------------
ALASKA - 0.7%
Alaska Hsg. Fin. Corp. Mtge. RB:
 Ser. A, (MBIA),
 6.05%, 12/01/2017....................      750,000               760,013
 Ser. A-1, (MBIA),
 5.30%, 12/01/2012....................    2,000,000             1,926,080
                                                            -------------
                                                                2,686,093
                                                            -------------
CALIFORNIA - 1.4%
California HFA RB: MFHRB III,
 Ser. C, (MBIA),
 5.30%, 08/01/2028....................    1,000,000               910,810
 Ser. I, (MBIA),
 5.75%, 02/01/2029....................      700,000               681,471
Campbell, CA Unified Sch. Dist. GO
  (FGIC),
 5.00%, 08/01/2017....................    2,500,000             2,340,000
San Francisco, CA Bay Area Rapid Trans. Dist.
 Sales Tax RB
 5.25%, 07/01/2018....................    1,000,000               961,840

                                  EVERGREEN
                        Tax Strategic Foundation Fund
                     Schedule of Investments (continued)
                        September 30, 1999 (Unaudited)

                                          Principal
                                             Amount             Value
MUNICIPAL OBLIGATIONS - CONTINUED

CALIFORNIA - CONTINUED
Simi Valley, CA Unified Sch. Dist. COP Ref. &
 Cap. Impt. Proj.
  (AMBAC),
 5.25%, 08/01/2002....................   $  500,000         $     473,865
                                                            -------------
                                                                5,367,986
                                                            -------------
COLORADO - 0.6%
Denver, CO City & Cnty. Arpt. RB,
 Ser. D, (MBIA),
 5.50%, 11/15/2025....................    1,000,000               958,520
Jefferson Cnty., CO Sch. Dist. No.
 001 GO, Ser. A,
 5.00%, 12/15/2017....................    1,500,000             1,373,910
                                                            -------------
                                                                2,332,430
                                                            -------------
DELAWARE - 0.3%
Delaware EDA RB Osteopathic Hosp.
 Assoc. of DE/Riverside Hosp.
 Ser. A,
 6.50%, 01/01/2008....................    1,000,000             1,079,280
                                                            -------------
DISTRICT OF COLUMBIA - 1.1%
District of Columbia RB Carnegie
 Endowment for Int'l. Peace
 5.75%, 11/15/2026....................    1,900,000             1,827,762
District of Columbia,
 Ser. B, (FSA),
 5.25%, 06/01/2026....................    2,500,000             2,261,075
                                                            -------------
                                                                4,088,837
                                                            -------------
FLORIDA - 1.5%
Florida Brd. of Ed. Cap. Outlay GO
 Ser. C,
 5.50%, 06/01/2015....................    2,000,000             1,995,680
Florida Hsg. Fin. Corp. RB
 Homeowner Mtge., AMT
 Ser. 2,
 5.35%, 01/01/2021....................    1,215,000             1,115,273
Gainesville, FL Util. Sys. RB,
 Ser. B,
 5.50%, 10/01/2013....................    2,500,000             2,515,200
                                                            -------------
                                                                5,626,153
                                                            -------------
ILLINOIS - 7.0%
Chicago, IL Board of Ed. GO Chicago
 Sch. Reform:
  (AMBAC),
 6.75%, 12/01/2009....................    1,000,000             1,123,650
Chicago, IL Midway Arpt. RB,
 Ser. A, (MBIA),
 5.63%, 01/01/2022....................    5,000,000             4,848,400
Chicago, IL Skyway Toll Bridge RB
  (MBIA),
 5.38%, 01/01/2011....................    2,500,000             2,513,350
Cook Cnty., IL GO Capital Impt.,:
 Ser. A, (FGIC),
 5.00%, 11/15/2028....................    5,000,000             4,315,250
 Ser. A, (FGIC),
 5.25%, 11/15/2017....................    3,000,000             2,806,650
 Ser. A, (MBIA),
 5.63%, 11/15/2022....................    3,600,000             3,488,904
Illinois GO:
  (FSA),
 5.13%, 04/01/2023....................    3,440,000             3,075,257
  (FGIC),
 5.38%, 02/01/2016....................    3,400,000             3,286,780
Will Cnty., IL Community Sch. Dist.
 No. 161, Summit Hill GO Cap. Apprec.
 (Eff. Yield 5.50%) (b) (FGIC),
 0.00%, 01/01/2016....................    2,000,000               778,560
                                                            -------------
                                                               26,236,801
                                                            -------------
INDIANA - 0.5%
Indiana HFA SFHRB,
 Ser. A-2, (FNMA/GNMA),
 5.15%, 07/01/2017....................    2,000,000             1,856,900
                                                            -------------
MAINE - 0.4%
Maine Hlth. & Higher Edl. Facs.
 Auth..RB, Ser. B, (AMBAC),
 5.75%, 07/01/2026....................    1,000,000               971,980
Maine Hsg. Auth. Mtge. RB,
 Ser. F-1, (HUD),
 5.50%, 11/15/2029....................      500,000               468,610
                                                            -------------
                                                                1,440,590
                                                            -------------
MASSACHUSETTS - 4.2%
Massachusetts Bay Trans. Auth. RB
 General Trans. Sys.,
 Ser. A
 7.00%, 03/01/2008....................      250,000               284,188
  (FGIC),
 7.00%, 03/01/2014....................    1,000,000             1,155,540
Massachusetts HFA Hsg. Proj. RB,
 Ser. A, (AMBAC),
 5.95%, 10/01/2008....................      250,000               258,995
Massachusetts Hlth. & Edl. Facs.
 Auth. RB: Cooley Dickinson Hosp.
 Proj., Issue B, (AMBAC),
 5.50%, 11/15/2018....................    2,500,000             2,422,250
 Ser. A, (FSA),
 5.00%, 07/01/2027....................    2,220,000             1,921,521

                                  EVERGREEN
                        Tax Strategic Foundation Fund
                     Schedule of Investments (continued)
                        September 30, 1999 (Unaudited)

                                          Principal
                                           Amount                Value
MUNICIPAL OBLIGATIONS - CONTINUED

MASSACHUSETTS - CONTINUED
Massachusetts Tpke.  Auth. Met. Hwy. Sys. RB,
 Ser. A, (MBIA),
 5.00%, 01/01/2027....................   $2,500,000         $   2,190,500
Massachusetts Tpke. Auth. Western
 Tpke. RB, Ser. A, (MBIA),
 5.55%, 01/01/2017....................    1,195,000             1,197,987
Massachusetts Wtr. Resources Auth. RB,
 Ser. D, (MBIA),
 5.00%, 08/01/2024....................    2,500,000             2,208,425
Worcester, MA GO Muni. Purpose Loan,
 Ser. A, (FSA),
 5.50%, 04/01/2019....................    4,000,000             3,892,800
                                                            -------------
                                                               15,532,206
                                                            -------------
MICHIGAN - 2.4%
Detroit, MI City Sch. Dist.
 Ser. B, (FGIC),
 5.00%, 05/01/2021....................    5,000,000             4,471,250
Farmington Hills, MI Fin. Hosp. RB
 Ser. B, (MBIA),
 4.00%, 02/15/2016....................    1,900,000             1,900,000
Michigan Muni. Bond Auth. RB Local
 Govt. Loan Prog.,
 Ser. G, (AMBAC),
 6.55%, 11/01/2008....................      300,000               328,998
Southgate, MI Community Sch. Dist. GO
  (FGIC),
 5.00%, 05/01/2019....................    2,500,000             2,248,650
                                                            -------------
                                                                8,948,898
                                                            -------------
MINNESOTA - 0.5%
Southern MN Muni. Pwr. Agcy. Pwr.
 Supply Sys RB Unref. Bal.,
 Ser. A, (MBIA)
 5.75%, 01/01/2018....................    2,000,000             2,004,280
                                                            -------------
MISSOURI - 0.9%
Missouri Hsg. Dev. Commission Mtge.
 SFHRB: Ser. B, (GMNA/FNMA),
 6.25%, 09/01/2015....................      795,000               808,523
 Ser. C-1,
 5.50%, 03/01/2029....................      735,000               698,353
 Ser. D, (GNMA/FNMA),
 6.00%, 09/01/2017....................      365,000               367,533
St. Louis, MO Muni. Fin. Corp.
 Leasehold RB City Justice Ctr.,
 Ser. A, (AMBAC),
 5.95%, 02/15/2016....................      500,000               510,930
St. Louis, MO Regl. Convention
 & Sports Complex Auth. RB Convention &
 Sports.Fac., Ser. C, (AMBAC),
 5.30%, 08/15/2017....................    1,000,000               953,080
                                                            -------------
                                                                3,338,419
                                                            -------------
NEBRASKA - 4.0%
Nebraska Pub. Pwr. Dist. RB, Elec.
 Sys., Ser. A, (MBIA),
 5.25%, 01/01/2028....................   14,300,000            14,840,969
                                                            -------------
NEVADA - 1.1%
Nevada CO River Comm. Pwr. Delivery,
 Ser. A, (FGIC),
 5.63%, 09/15/2024....................    4,010,000             3,912,758
                                                            -------------
NEW HAMPSHIRE - 0.6%
Manchester, NH General Arpt. RB,
 Ser. A, (MBIA),
 4.50%, 01/01/2028....................    2,800,000             2,162,664
                                                            -------------
NEW JERSEY - 1.1%
New Jersey EDA PCRB Pub. Svc. Elec. &
 Gas Co.,
 Ser. A, (MBIA),
 6.40%, 05/01/2032....................    2,500,000             2,653,000
New Jersey Tpke. Auth. RB,
 Ser. C, (MBIA),
 6.50%, 01/01/2016....................    1,400,000             1,556,604
                                                            -------------
                                                                4,209,604
                                                            -------------
NEW YORK - 9.4%
Long Island Pwr. Auth. NY Elec. Sys..RB:
  (MBIA),
 5.00%, 04/01/2013....................    4,395,000             4,195,555
 Ser. A, (AMBAC),
 5.50%, 12/01/2011....................    5,000,000             5,129,100
New York Dorm. Auth. RB: City Univ.
 Sys. Cons., (FSA),
 5.63%, 07/01/2019....................    2,500,000             2,448,700
 Ser. 2, (AMBAC),
 5.25%, 07/01/2015....................    5,000,000             4,772,650
 Ser. E, (AMBAC),
 5.20%, 02/15/2014....................    2,500,000             2,384,900
New York Local Govt. Assistance
 Corp..RB, Ser. D,
 5.38%, 04/01/2014....................    1,700,000             1,662,345
New York Med. Care Facs. Fin.
 Agcy. RB Prerefunded - Mental Hlth.
 Ser. B, (AMBAC),
 6.25%, 08/15/2010....................      210,000               223,157

                                  EVERGREEN
                        Tax Strategic Foundation Fund
                     Schedule of Investments (continued)
                        September 30, 1999 (Unaudited)

                                            Principal
                                               Amount           Value
MUNICIPAL OBLIGATIONS - CONTINUED

NEW YORK - CONTINUED
New York Med. Care Facs. Fin. Agcy. RB
 Unrefunded Bal. - Mental Hlth.
 Ser. B, (AMBAC),
 6.25%, 08/15/2010....................    $  35,000             $  36,936
New York Mtge. Agcy. RB AMT
 Homeowner Mtge.:
 Ser. 44,
 6.60%, 04/01/2003....................      250,000               257,435
 Ser. 56,
 5.88%, 10/01/2019....................      835,000               839,167
 Ser. 63,
 5.60%, 04/01/2010....................      500,000               504,250
New York Thruway Auth. RB,
 Ser. B, (MBIA),
 5.00%, 01/01/2020....................    1,000,000               902,000
New York Urban Dev. Corp. Sr. Lien
 Corp. Purpose
  (HUD),
 5.50%, 07/01/2016....................    5,000,000             4,934,950
New York, NY GO:
 Ser. D, (MBIA),
 5.25%, 08/01/2021....................    2,250,000             2,100,307
 Ser. J, (MBIA),
 5.30%, 08/01/2024....................    2,250,000             2,100,487
New York, NY Trans. Auth. Metro. Trans.
 Auth. Triborough,
 Ser. A, (AMBAC),
 5.40%, 01/01/2019....................    2,500,000             2,387,475
Port Auth. of NY & NJ RB Cons.,
 Ser. 97, (FGIC),
 7.00%, 07/15/2005....................      250,000               277,477
                                                            -------------
                                                               35,156,891
                                                            -------------
NORTH CAROLINA - 0.1%
North Carolina HFA SFHRB
 Ser. OO, (FHA),
 5.80%, 09/01/2012....................      500,000               509,045
                                                            -------------
NORTH DAKOTA - 0.5%
Mercer Cnty., ND PCRB Basin Elec. Pwr., Coop.-Antelope
 Valley
 Ser. 2, (AMBAC),
 6.05%, 01/01/2019....................    1,000,000             1,014,520
North Dakota HFA RB Hsg. Fin. Prog.,
 Ser. C,
 5.55%, 07/01/2029....................      995,000               918,912
                                                            -------------
                                                                1,933,432
                                                            -------------
OHIO - 0.4%
Akron, OH EDA RB,
  (MBIA),
 6.00%, 12/01/2012....................      500,000               533,815
Jefferson Cnty., OH GO Refunding & Impt.
  (FSA),
 5.70%, 12/01/2013....................    1,000,000             1,039,420
                                                            -------------
                                                                1,573,235
                                                            -------------
PENNSYLVANIA - 1.6%
Pennsylvania Convention Ctr. Auth. RB,
 Ser. A, (FGIC),
 6.70%, 09/01/2016....................      500,000               564,050
Pennsylvania Higher Edl. Facs. Auth..College &
 Univ. RB Drexel Univ.
  (MBIA),
 5.75%, 05/01/2022....................    2,000,000             1,977,460
Philadelphia, PA Wtr. & Wstwtr. RB,
 Ser. 1999, (AMBAC),
 5.00%, 12/15/2005....................    2,500,000             2,537,125
York Cnty., PA Solid Waste & Refuse Auth. Solid
 Waste Sys. RB,
  (FGIC),
 5.50%, 12/01/2011....................    1,000,000             1,024,910
                                                            -------------
                                                                6,103,545
                                                            -------------
PUERTO RICO - 0.1%
Puerto Rico Hsg. Bank & Fin. Agcy. SFHRB
 Affordable Hsg., Portfolio I, AMT,
  (GNMA/FNMA/FHLMC),
 5.85%, 04/01/2009....................      385,000               398,063
                                                            -------------
SOUTH CAROLINA - 4.1%
South Carolina Pub. Svc. Auth. RB
 Ser. D, (AMBAC),
 6.50%, 07/01/2024....................   10,000,000            10,747,900
South Carolina Trans. Infrastructure.Bk. RB,
 Ser. A, (AMBAC),
 5.38%, 10/01/2024....................    5,000,000             4,727,600
                                                            -------------
                                                               15,475,500
                                                            -------------
SOUTH DAKOTA - 0.9%
Brookings, SD COP Lease Purchase,
  (AMBAC),
 5.10%, 12/01/2018....................    1,455,000             1,312,730
South Dakota Conservancy Dist. RB Drinking Wtr. State
 Revolving Fund,
  (AMBAC),
 5.00%, 08/01/2019....................    1,000,000               892,290
South Dakota Hsg. Dev. Auth. RB
 Homeownership,
 Ser. B,
 5.25%, 05/01/2017....................    1,235,000             1,158,084
                                                            -------------
                                                                3,363,104
                                                            -------------

                                  EVERGREEN
                        Tax Strategic Foundation Fund
                     Schedule of Investments (continued)
                        September 30, 1999 (Unaudited)

                                         Principal
                                            Amount              Value
MUNICIPAL OBLIGATIONS - CONTINUED

TENNESSEE - 0.1%
Bristol, TN Hlth. & Edl. Facs. Board RB, Bristol
 Mem. Hosp.
  (FGIC),
 6.75%, 09/01/2007....................   $  300,000         $     333,555
                                                            -------------

TEXAS - 4.6%
Dallas, TX RB Spl. Tax,
 Ser. A, (AMBAC),
 5.25%, 08/15/2016....................    2,625,000             2,500,601
Edinburg, TX  Cons. Ind. Sch. Dist. Pub. Facilities
 Corp. Lease RB,
  (AMBAC),
 5.00%, 08/15/2019....................    5,500,000             4,936,635
Harris Cnty., TX Hlth. Facs. Dev. Corp. Hosp. RB
 Mem. Hermann Hosp. Sys. Proj.,
  (FSA),
 5.50%, 06/01/2010....................    1,000,000             1,016,060
Houston, TX Wtr. & Swr. Sys RB
 Ser. A, (FSA),
 5.00%, 12/01/2028....................    3,000,000             2,599,950
Houston, TX Wtr. Conveyance Sys. Contract COP
 Ser. H, (AMBAC),
 7.50%, 12/15/2010....................      500,000               593,180
Lubbock, TX  Elec. Light & Pwr. Sys. RB
  (AMBAC),
 4.25%, 04/15/2017....................      460,000               375,553
San Antonio,TX Elec. & Gas RB Prerefunded
 5.25%, 02/01/2010....................       50,000                51,633
San Antonio,TX Elec. & Gas RB Unrefunded Bal.
 5.25%, 02/01/2010....................      950,000               955,501
Texas Dept. of Hsg. & Community Affairs
 Residential Mtge. RB,
 Ser. A, (GNMA/FNMA),
 5.25%, 07/01/2018....................    1,500,000             1,375,020
Texas Tpke. Auth. Dallas North Thwy. RB,
  (FGIC),
 5.50%, 01/01/2015....................    3,000,000             2,969,220
                                                            -------------
                                                               17,373,353
                                                            -------------
UTAH - 1.0%
Salt Lake City, UT Hosp. RB IHC Hosp., Inc.
 6.30%, 02/15/2015....................      500,000               536,795
Utah HFA SFHRB
 Ser. B-1, Cl. 1, (FHA/VA),
 6.00%, 07/01/2016....................      440,000               447,762
 Ser. D-2, (FHA/VA),
 5.35%, 07/01/2018....................    2,825,000             2,623,577
                                                            -------------
                                                                3,608,134
                                                            -------------
VIRGINIA - 1.6%
Northern VA Trans. Dist. Comm. Commuter Rail
 RB, VA Railway Exp. Proj.,
  (FSA),
 5.38%, 07/01/2014....................    3,400,000             3,353,760
Prince William Cnty., VA Wtr. & Swr. Sys. RB,
  (FGIC),
 5.60%, 07/01/2024....................    2,500,000             2,457,050
                                                            -------------
                                                                5,810,810
                                                            -------------
WASHINGTON - 4.3%
Clark Cnty., WA Sch. Dist. No. 117
  (FSA),
 5.50%, 12/01/2016....................    3,500,000             3,427,410
  (FSA),
 5.50%, 12/01/2017....................    2,000,000             1,943,920
Seattle, WA Wtr. Sys. RB:
  (FGIC),
 5.25%, 03/01/2017....................    3,000,000             2,836,170
 5.50%, 06/01/2018....................    3,500,000             3,390,205
Snohomish Cnty., WA Sch. Dist. No. 015
 Edmonds GO:
  (FGIC),
 5.25%, 12/01/2015....................    2,000,000             1,909,640
  (FGIC),
 5.70%, 12/01/2015....................      500,000               501,250
Washington Hlth. Care Facs. Auth. RB Swedish
 Hlth. Sys.
  (AMBAC),
 5.13%, 11/15/2018....................    2,500,000             2,263,475
                                                            -------------
                                                               16,272,070
                                                            -------------
WEST VIRGINIA - 0.5%
West Virginia GO,
 Ser. A, (FGIC),
 5.75%, 11/01/2021....................    1,000,000               990,080
West Virginia Hsg. Dev. Fund RB Hsg. Fin.,
 Ser. A,
 6.05%, 05/01/2027....................    1,000,000             1,018,110
                                                            -------------
                                                                2,008,190
                                                            -------------
WISCONSIN - 0.9%
Wisconsin Clean Wtr. RB,
 Ser. 1,
 6.88%, 06/01/2011....................    1,000,000             1,142,710
Wisconsin Hsg. & EDA Home Ownership
 RB AMT:
 Ser. B,
 5.60%, 03/01/2028....................    2,000,000             1,860,580
 Ser. E,
 6.00%, 09/01/2028....................      500,000               500,310
                                                            -------------
                                                                3,503,600
                                                            -------------

                                   EVERGREEN
                         Tax Strategic Foundation Fund
                      Schedule of Investments (continued)
                        September 30, 1999 (Unaudited)


                                        Principal
                                         Amount                 Value
MUNICIPAL OBLIGATIONS - CONTINUED
WYOMING - 0.5%
Wyoming CDA Hsg. RB,
 Ser. 1,
 5.45%, 12/01/2029....................  $ 2,000,000        $    1,860,420
                                                           --------------

Total Municipal Obligations
 (Cost $235,522,127)..................                        228,730,911
                                                           --------------
SHORT-TERM MUNICIPAL OBLIGATIONS - 2.0%

IOWA - 0.6%
Iowa Fin. Auth. RB, Burlington Med. Ctr.,
  (FSA),
 3.80%, 06/01/2027 (a)................    2,400,000             2,400,000
                                                           --------------
NEW YORK - 1.1%
Long Island Pwr. Auth. NY Elec. Sys. RB:
 Ser. 5,
 3.15%, 05/01/2033 (a)................    1,200,000             1,200,000
Port Auth. of NY & NJ Spl. Oblig. RB
 3.85%, 05/01/2019 (a)................    3,000,000             3,000,000
                                                           --------------
                                                                4,200,000
                                                           --------------
TENNESSEE - 0.3%
Wilson Cnty., TN Ind. Dev. Brd. IDRB
 Briskin Mfg. Co. Proj.,
 3.90%, 07/01/2029 (a)................    1,000,000             1,000,000
                                                           --------------

Total Short-Term Municipal Obligations
 (Cost $7,600,000)....................                          7,600,000
                                                           --------------



                                            Shares               Value
MUTUAL FUND SHARES - 0.0%
Federated Tax Free Obligations Fund...       42,387                42,387
 (Cost $42,387)                                            --------------

 TOTAL INVESTMENTS-
 (COST $339,291,946)..................         99.1%          371,815,565
 OTHER ASSETS AND
 LIABILITIES - NET....................          0.9             3,284,999
                                         -----------       --------------
 NET ASSETS -.........................        100.0%         $375,100,564
                                         ===========       ==============

(a) Security is a variable or floating rate instrument with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent.
(b) Effective yield (calculated at date of purchase) is the annual yield at which the bond accretes until its maturity date.
*   Non-income producing security.
** At September 30, 1999, the Fund owned 3,000 shares of common stock of First Union Corp. at a cost of $57,890. During the six months ended September 30, 1999 the Fund earned $2,820 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment advisor by First Union. 144A Security that may be resold to "qualified institutional buyers" under rule 144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.
+ Effective Yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

SUMMARY OF ABBREVIATIONS:
ADR   American Depository Receipt
ADS   American Depository Shares
AMT   Subject to Alternative Minimum Tax
COP   Certificate of Participation
CDA   Community Development Authority
EDA   Economic Development Authority
FHLMC Federal Home Loan Mortgage Corp.
FNMA  Federal National Mortgage Association
GNMA  Government National Mortgage Association
GO    General Obligations
HFA   Housing Finance Authority
HUD   Housing and Urban Development
IDRB  Industrial Development Revenue Bond
MFHRB Multi Family Housing Revenue Bond
PCRB  Pollution Control Revenue Bond
RB    Revenue Bonds
REIT  Real Estate Investment Trust
SFHRB Single Family Housing Revenue Bond

MUNICIPAL BOND INSURANCE COMPANIES:
AMBAC American Municipal Bond Assurance Corp.
FGIC  Financial Guaranty Insurance Company
FHA   Federal Housing Administration
FSA   Financial Security Assurance Company
MBIA  Municipal Bond Insurance Association

                   See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Balanced Funds
                      Statements of Assets and Liabilities
                         September 30, 1999 (Unaudited)


                                                                TAX STRATEGIC
                                  BALANCED        FOUNDATION      FOUNDATION
                                    FUND             FUND            FUND
-----------------------------------------------------------------------------
ASSETS
 Identified cost of
  securities.................  $1,357,739,224   $2,379,548,552   $339,291,946
 Net unrealized gain on
  securities.................     239,103,883      753,456,996     32,523,619
-----------------------------------------------------------------------------
 Market value of securities..   1,596,843,107    3,133,005,548    371,815,565
 Receivable for securities
  sold.......................       5,140,223        3,380,663      9,095,797
 Receivable for Fund shares
  sold.......................         334,972        3,240,685        603,611
 Dividends and interest
  receivable.................       8,641,069       10,862,920      3,715,759
 Prepaid expenses and other
  assets.....................         176,406           62,482         42,548
-----------------------------------------------------------------------------
   Total assets..............   1,611,135,777    3,150,552,298    385,273,280
-----------------------------------------------------------------------------
LIABILITIES
 Payable for securities
  purchased..................      14,134,313                0      9,301,860
 Payable for Fund shares
  redeemed...................       1,238,706        1,783,726        448,451
 Payable for securities on
  loan.......................      36,285,571                0              0
 Unrealized loss on forward
  foreign currency exchange
  contracts..................         749,666                0              0
 Due to custodian bank.......           1,304          142,031              0
 Advisory fee payable........         548,835        1,954,077        273,914
 Distribution Plan expenses
  payable....................         186,931          352,848         91,263
 Accrued expenses and other
  liabilities................         307,307          449,848         57,228
-----------------------------------------------------------------------------
   Total liabilities.........      53,452,633        4,682,530     10,172,716
-----------------------------------------------------------------------------
NET ASSETS...................  $1,557,683,144   $3,145,869,768   $375,100,564
-----------------------------------------------------------------------------
NET ASSETS REPRESENTED BY
 Paid-in capital.............  $1,148,643,823   $2,343,245,133   $352,968,028
 Undistributed
  (overdistributed) net
  investment income..........        (158,629)          90,566          7,081
 Accumulated net realized
  gains or losses on
  securities and foreign
  currency related
  transactions...............     170,838,217       49,077,073    (10,398,164
 Net unrealized gains on
  securities and foreign
  currency related
  transactions...............     238,359,733      753,456,996     32,523,619
-----------------------------------------------------------------------------
TOTAL NET ASSETS.............  $1,557,683,144   $3,145,869,768   $375,100,564
-----------------------------------------------------------------------------
NET ASSETS CONSIST OF
 Class A.....................  $1,122,298,278   $  416,795,978   $ 83,813,565
 Class B.....................     404,080,471    1,475,686,368    229,406,341
 Class C.....................       2,493,044       67,946,045     40,736,657
 Class Y.....................      28,811,351    1,185,441,377     21,144,001
-----------------------------------------------------------------------------
TOTAL NET ASSETS.............  $1,557,683,144   $3,145,869,768   $375,100,564
-----------------------------------------------------------------------------
SHARES OUTSTANDING
 Class A.....................     100,976,887       19,870,139      5,308,127
 Class B.....................      36,309,093       70,700,136     14,556,422
 Class C.....................         223,910        3,255,896      2,589,164
 Class Y.....................       2,593,612       56,503,666      1,336,284
-----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
 Class A.....................  $        11.11   $        20.98   $      15.79
-----------------------------------------------------------------------------
 Class A -  Offering price
  (based on sales charge of
   4.75%)....................  $        11.66   $        22.03   $      16.58
-----------------------------------------------------------------------------
 Class B.....................  $        11.13   $        20.87   $      15.76
-----------------------------------------------------------------------------
 Class C.....................  $        11.13   $        20.87   $      15.73
-----------------------------------------------------------------------------
 Class Y.....................  $        11.11   $        20.98   $      15.82
-----------------------------------------------------------------------------


                   See Combined Notes to Financial Statements.

                                    EVERGREEN
                                 Balanced Funds
                            Statements of Operations
                 Six Months Ended September 30, 1999 (Unaudited)


                                                                 TAX STRATEGIC
                                    BALANCED      FOUNDATION       FOUNDATION
                                      FUND           FUND             FUND
------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends (net of foreign
  withholding taxes of $83,435,
  $109,060, and $7,056,
  respectively)................   $  6,704,210   $ 18,381,731    $  1,225,613
 Interest......................     21,335,304     32,973,179       5,495,217
------------------------------------------------------------------------------
 TOTAL INVESTMENT INCOME.......     28,039,514     51,354,910       6,720,830
------------------------------------------------------------------------------
EXPENSES
 Advisory fee..................      3,540,554     11,999,750       1,728,523
 Distribution Plan expenses....      3,649,270      8,402,074       1,550,379
 Transfer agent fee............      1,366,115      2,812,928         179,794
 Administrative services fees..         98,006              0               0
 Trustees' fees and expenses ..         33,345         64,377           7,953
 Printing and postage expenses.         69,597        129,965          15,870
 Custodian fee.................        261,624        490,201          49,241
 Registration and filing fees..         36,017         37,329          24,532
 Professional fees.............         14,538         17,958          12,912
 Other.........................         34,234        103,746           5,967
------------------------------------------------------------------------------
  Total expenses ..............      9,103,300     24,058,328       3,575,171
------------------------------------------------------------------------------
  Less: Fee credits............        (40,550)       (68,053)         (9,285)
  Net expenses ................      9,062,750     23,990,275       3,565,886
------------------------------------------------------------------------------
 NET INVESTMENT INCOME ........     18,976,764     27,364,635       3,154,944
------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAINS OR LOSSES ON SECURITIES
 AND FOREIGN CURRENCY RELATED
 TRANSACTIONS
 Net realized gains or losses
  on:
  Securities ...................    71,373,738     29,138,585     (10,005,319)
  Foreign currency related           1,218,934         (4,322)              0
   transactions.................
------------------------------------------------------------------------------
 Net realized gains or losses
  on securities and foreign
  currency related
  transactions..................    72,592,672     29,134,263     (10,005,319)
 Net change in unrealized gains
  or losses on securities and
  foreign currency related         (92,911,817)   (32,489,274)        881,247
  transactions..................
------------------------------------------------------------------------------
 Net realized and unrealized
  losses on securities and
  foreign currency related
  transactions..................   (20,319,145)    (3,355,011)     (9,124,072)
------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS....................  $ (1,342,381)  $ 24,009,624    $ (5,969,128)
------------------------------------------------------------------------------

                   See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Balanced Funds
                       Statements of Changes in Net Assets
                 Six Months Ended September 30, 1999 (Unaudited)

                                                                 TAX STRATEGIC
                                 BALANCED        FOUNDATION        FOUNDATION
                                   FUND             FUND              FUND
-------------------------------------------------------------------------------
OPERATIONS
 Net investment income .....  $   18,976,764   $   27,364,635    $  3,154,944
 Net realized gains or
  losses on securities and
  foreign currency related
  transactions..............      72,592,672       29,134,263     (10,005,319)
 Net change in unrealized
  gains or losses on
  securities and foreign
  currency related
  transactions..............     (92,911,817)     (32,489,274)        881,247
-------------------------------------------------------------------------------
  Net  increase (decrease)
   in net assets resulting
   from operations .........      (1,342,381)      24,009,624      (5,969,128)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
 Net investment income
  Class A...................     (15,228,710)      (4,017,373)       (888,798)
  Class B...................      (3,854,785)      (9,101,076)     (1,682,915)
  Class C...................         (23,301)        (415,380)       (300,570)
  Class Y...................        (439,380)     (13,672,596)       (264,410)
-------------------------------------------------------------------------------
  Total distributions to
   shareholders.............     (19,546,176)     (27,206,425)     (3,136,693)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold        32,452,550      384,623,696      38,087,096
 Payment for shares redeemed    (181,026,256)    (377,467,085)    (51,572,247)
 Net asset value of shares
  issued in reinvestment of
  distributions.............      16,132,539       24,851,718       2,708,239
  Net increase (decrease) in
   net assets resulting from
   capital share
   transactions.............    (132,441,167)      32,008,329     (10,776,912)
-------------------------------------------------------------------------------
   Total increase (decrease)
    in net assets...........    (153,329,724)      28,811,528     (19,882,733)
NET ASSETS
 Beginning of period........   1,711,012,868    3,117,058,240     394,983,297
-------------------------------------------------------------------------------
 End of period .............  $1,557,683,144   $3,145,869,768    $375,100,564
-------------------------------------------------------------------------------
Undistributed
  (overdistributed) net
  investment income.........  $     (158,629)  $       90,566    $      7,081
-------------------------------------------------------------------------------


                   See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Balanced Funds
                       Statements of Changes in Net Assets
                            Year Ended March 31, 1999

                                                                 TAX STRATEGIC
                                 BALANCED        FOUNDATION        FOUNDATION
                                   FUND             FUND              FUND
-------------------------------------------------------------------------------
OPERATIONS
 Net investment income....... $   48,706,814   $   55,794,790    $  6,167,375
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions.......    358,710,888       34,888,892        (145,766)
 Net change in unrealized
  gains or losses on
  securities, futures
  contracts and foreign
  currency related
  transactions...............   (286,664,700)      65,223,251      (2,886,895)
-------------------------------------------------------------------------------
  Net  increase in net
   assets resulting from
   operations................    120,753,002      155,906,933       3,134,714
-------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
 Net investment income
  Class A....................    (40,794,518)      (7,549,144)     (1,787,162)
  Class B....................    (14,038,816)     (17,590,016)     (3,343,831)
  Class C....................        (42,716)        (829,474)       (594,293)
  Class Y....................     (1,284,883)     (28,290,021)       (541,359)
 Net realized gains
  Class A....................   (184,104,811)      (2,672,130)       (131,728)
  Class B....................    (86,113,414)      (9,707,057)       (378,359)
  Class C....................       (276,654)        (461,341)        (68,239)
  Class Y....................     (5,578,251)      (9,222,962)        (36,526)
-------------------------------------------------------------------------------
  Total distributions to
   shareholders..............   (332,234,063)     (76,322,145)     (6,881,497)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold...    223,177,562      728,373,282     166,239,896
 Payment for shares redeemed.   (493,032,834)    (542,736,621)    (76,065,961)
 Net asset value of shares
  issued in reinvestment of
  distributions..............    295,195,460       70,776,628       6,054,905
 Net asset value of shares
  issued in acquisition of
  investment companies.......              0      139,832,551               0
-------------------------------------------------------------------------------
  Net increase in net assets
   resulting from capital
   share transactions........     25,340,188      396,245,840      96,228,840
-------------------------------------------------------------------------------
   Total increase (decrease)
    in net assets............   (186,140,873)     475,830,628      92,482,057
NET ASSETS
 Beginning of period.........  1,897,153,741    2,641,227,612     302,501,240
-------------------------------------------------------------------------------
 End of period............... $1,711,012,868   $3,117,058,240    $394,983,297
-------------------------------------------------------------------------------
Undistributed
  (overdistributed) net
  investment income.......... $      410,783   $      (67,644)   $    (11,170)
-------------------------------------------------------------------------------


                   See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Balanced Funds consist of Evergreen Balanced Fund ("Balanced Fund"), Evergreen Foundation Fund ("Foundation Fund") and Evergreen Tax Strate-gic Foundation Fund ("Tax Strategic Foundation Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 follow the conversion rights at the time the shares were purchased. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institu-tional investors or Class Y shareholders of record of certain other Funds man-aged by First Union and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where primarily traded. Securities traded on an exchange or NMS and other secu-rities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price.

Corporate bonds, municipal bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various rela-tionships between similar securities, which are generally recognized by insti-tutional traders. In evaluating the fair value of a Fund's municipal bonds an independent pricing service uses a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of is-sue.

Securities for which valuations are not available from an independent pricing service, including restricted securities, may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities are valued at fair value as determined in good faith ac-cording to procedures established by the Board of Trustees.

Mutual fund shares held as short-term investments are valued at net asset val-ue. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. The custodian holds securities pledged as collateral for repurchase agreements in a segregated account on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collateral daily and will require the seller to pro-vide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment ad-visor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, Balanced Fund, along with certain other Funds managed by Evergreen In-vestment Management Company ("EIMC"), a subsidiary of First Union, may transfer uninvested cash balances into a joint trading account. These balances are in-vested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange, purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain or loss resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gains or losses on secu-rities and foreign currency related transactions. Net realized gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transac-tions, gains and losses on foreign currency related transactions and the dif-ference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date of investments denominated in foreign currencies is included in realized gain or loss on securities.

D. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts ("variation margin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. When-issued and Delayed Delivery Transactions
The Funds record when-issued or delayed delivery transactions no later than one business day after the trade date and will segregate with the custodian quali-fying assets having a value sufficient to make payment for the securities pur-chased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying se-curities or if the counterparty does not perform under the contract.

G. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment advisers will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

H. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

I. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income liability since they are expected to distribute all of their net investment company taxable income, net tax-exempt income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required dis-tributions under the Code. Accordingly, no provision for federal taxes is re-quired. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

J. Distributions
Distributions from net investment income for the Funds are declared and paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles.

K. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are pro-rated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

3. ACQUISITIONS

Effective at the close of business on July 24, 1998, Foundation Fund acquired the net assets of CoreFunds, Inc. Balanced Fund, an open-end management invest-ment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a non-taxable exchange for 321,554 Class A, 49,982 Class B and 6,470,202 Class Y shares of Foundation Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreci-ation of $29,739,766. The net assets of Foundation Fund and CoreFunds, Inc. Balanced Fund prior to the acquisition were $2,784,240,332 and $139,832,551, respectively. The aggregate net assets of Foundation Fund immediately after the acquisition were $2,924,072,883.

4. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

Evergreen Asset Management Corp. ("EAMC"), a wholly-owned subsidiary of First Union, serves as the investment advisor to the Foundation Fund and Tax Strate-gic Fund and is paid an advisory fee that is computed daily and paid monthly based on each Fund's average daily net assets, in accordance with the following schedule:

                                                      Advisory annual rate
                                                      --------------------
         First $750 million..........................        0.875%
         Next $250 million...........................        0.750%
         Over $1 billion.............................        0.700%

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to Foundation Fund and Tax Strategic Foundation Fund and also provides brokerage services with respect to substantially all security transactions of the Funds effected on the New York or American Stock Exchanges. For the six months ended September 30, 1999, Foundation Fund and Tax Strategic Fund incurred brokerage commissions of $506,197 and $55,460, respectively, with Lieber & Company. Lieber & Company is reimbursed by EAMC for providing investment sub-advisory services at no additional expense to the Funds.

EIMC is the investment advisor for Balanced Fund. In return for providing in-vestment advisory and administrative services, the Balanced Fund pays EIMC an advisory fee that is calculated daily and paid monthly. The advisory fee is computed at an annual rate of 1.50% of Balanced Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.60% and declining to 0.30% per annum, as net assets increase, to the average daily net assets of the Fund.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of First Union, serves as the administrator and The BISYS Group, Inc. ("BISYS") serves as the sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS provides the officers of the Funds. Officers of the Funds and af-filiated Trustees receive no compensation directly from the Funds. The Funds' administration and sub-administration fee is paid by their investment advisor and is not a fund expense.

During the six months ended September 30, 1999, the Balanced Fund reimbursed EIMC $98,006 for providing certain administration and accounting expenses.

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

5. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, Class A shares pay distribution fees equal to 0.25% of average net assets of the class, all of which is used to by the shareholder services fees. Class B and Class C shares pay distribution fees equal to 1.00% of the average net assets of the class, of which 0.25% is used to pay for shareholder services fees and 0.75% is to pay for distribution related expenses. Distribution Plan expenses are calculated daily and paid at least quarterly.

During the six months ended September 30, 1999, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B, and Class C Distribution Plans were as follows:

                                            Class A    Class B   Class C
                                           -----------------------------
         Balanced Fund.................... $1,502,065 $2,134,639 $12,566
         Foundation Fund..................    506,781  7,548,156 347,137
         Tax Strategic Foundation Fund....    104,054  1,226,716 219,609

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

Balanced Fund

                              Six Months Ended               Year Ended
                             September 30, 1999            March 31, 1999
                          --------------------------  -------------------------
                            Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------
Class A
Shares sold.............      741,046  $   8,504,926   12,998,481  $147,893,792
Shares redeemed.........  (10,901,347)  (124,565,700) (20,007,662) (241,408,480)
Shares issued in
 reinvestment of
 distributions..........    1,095,715     12,386,270   17,759,884   197,162,184
--------------------------------------------------------------------------------
Net increase
 (decrease).............   (9,064,586)  (103,674,504)  10,750,703   103,647,496
--------------------------------------------------------------------------------
Class B
Shares sold.............    2,002,621     22,929,265    5,776,852    70,031,992
Shares redeemed.........   (4,438,801)   (50,696,542) (20,690,767) (241,461,335)
Shares issued in
 reinvestment of
 distributions..........      315,845      3,574,930    8,339,827    92,447,046
--------------------------------------------------------------------------------
Net decrease............   (2,120,335)   (24,192,347)  (6,574,088)  (78,982,297)
--------------------------------------------------------------------------------
Class C
Shares sold.............       37,557        430,648      169,732     2,053,953
Shares redeemed.........      (28,065)      (321,442)     (49,785)     (594,203)
Shares issued in
 reinvestment of
 distributions..........        1,919         21,737       28,180       311,824
--------------------------------------------------------------------------------
Net increase............       11,411        130,943      148,127     1,771,574
--------------------------------------------------------------------------------
Class Y
Shares sold.............       51,062        587,711      261,048     3,197,825
Shares redeemed.........     (476,122)    (5,442,572)    (784,486)   (9,568,816)
Shares issued in
 reinvestment of
 distributions..........       13,234        149,602      478,147     5,274,406
--------------------------------------------------------------------------------
Net decrease............     (411,826)    (4,705,259)     (45,291)   (1,096,585)
--------------------------------------------------------------------------------
Net increase (decrease)
 in net assets resulting
 from capital share
 transactions...........               $(132,441,167)              $ 25,340,188

--------------------------------------------------------------------------------

Foundation Fund

                             Six Months Ended              Year Ended
                            September 30, 1999           March 31, 1999
                         -------------------------  --------------------------
                           Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------
Class A
Shares sold.............  4,935,139  $ 108,177,893    5,707,085  $ 116,332,291
Shares redeemed......... (3,356,899)   (72,584,690)  (5,528,399)  (112,531,601)
Shares issued in
 reinvestment of
 distributions..........    181,829      3,879,476      480,589      9,839,057
Shares issued in
 acquisition of
 CoreFunds, Inc.
 Balanced Fund..........          0              0      321,554      6,566,886
-------------------------------------------------------------------------------
Net increase............  1,760,069     39,472,679      980,829     20,206,633
-------------------------------------------------------------------------------
Class B
Shares sold.............  7,054,157    151,754,125   20,450,695    415,256,001
Shares redeemed......... (5,345,096)  (114,950,075)  (8,458,046)  (170,363,447)
Shares issued in
 reinvestment of
 distributions..........    412,858      8,769,070    1,292,568     26,379,301
Shares issued in
 acquisition of
 CoreFunds, Inc.
 Balanced Fund..........          0              0       49,982      1,015,265
-------------------------------------------------------------------------------
Net increase............  2,121,919     45,573,120   13,335,199    272,287,120
-------------------------------------------------------------------------------
Class C
Shares sold.............    466,044      9,988,599    1,358,670     27,583,261
Shares redeemed.........   (469,113)   (10,084,515)    (646,190)   (13,071,227)
Shares issued in
 reinvestment of
 distributions..........     18,437        391,491       59,528      1,214,951
-------------------------------------------------------------------------------
Net increase............     15,368        295,575      772,008     15,726,985
-------------------------------------------------------------------------------
Class Y
Shares sold.............  5,292,986    114,703,079    8,320,162    169,201,729
Shares redeemed......... (8,310,820)  (179,847,805) (12,069,787)  (246,770,346)
Shares issued in
 reinvestment of
 distributions..........    553,405     11,811,681    1,628,347     33,343,319
Shares issued in
 acquisition of
 CoreFunds, Inc.
 Balanced Fund..........          0              0    6,470,202    132,250,400
-------------------------------------------------------------------------------
Net increase
 (decrease)............. (2,464,429)   (53,333,045)   4,348,924     88,025,102
-------------------------------------------------------------------------------
Net increase in net
 assets resulting from
 capital share
 transactions...........             $  32,008,329               $ 396,245,840

--------------------------------------------------------------------------------

Tax Strategic Foundation Fund

                               Six Months Ended             Year Ended
                              September 30, 1999          March 31, 1999
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold................  1,072,936  $ 17,996,750   2,373,800  $ 38,260,527
Shares redeemed............   (859,307)  (14,178,976) (1,712,788)  (27,167,670)
Shares issued in
 reinvestment of
 distributions.............     49,932       807,453     110,933     1,765,631
-------------------------------------------------------------------------------
Net increase...............    263,561     4,625,227     771,945    12,858,488
-------------------------------------------------------------------------------
Class B
Shares sold................    907,116    14,970,572   5,907,847    94,740,617
Shares redeemed............ (1,594,661)  (26,251,615) (2,307,135)  (36,564,880)
Shares issued in
 reinvestment of
 distributions.............     94,214     1,522,454     217,074     3,451,970
-------------------------------------------------------------------------------
Net increase (decrease)....   (593,331)   (9,758,589)  3,817,786    61,627,707
-------------------------------------------------------------------------------
Class C
Shares sold................    290,174     4,783,179   1,684,267    26,890,534
Shares redeemed............   (513,154)   (8,427,170)   (625,888)   (9,938,022)
Shares issued in
 reinvestment of
 distributions.............     16,967       273,540      37,777       599,814
-------------------------------------------------------------------------------
Net increase (decrease)....   (206,013)   (3,370,451)  1,096,156    17,552,326
-------------------------------------------------------------------------------
Class Y
Shares sold................     20,061       336,595     395,815     6,348,218
Shares redeemed............   (164,970)   (2,714,486)   (149,296)   (2,395,389)
Shares issued in
 reinvestment of
 distributions.............      6,460       104,792      14,888       237,490
-------------------------------------------------------------------------------
Net increase (decrease)....   (138,449)   (2,273,099)    261,407     4,190,319
-------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 capital shares
 transactions..............              (10,776,912)             $ 96,228,840

--------------------------------------------------------------------------------

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended September 30, 1999:

                              Cost of Purchases        Proceeds from Sales
                          ------------------------- -------------------------
                              U.S.       Non-U.S.       U.S.       Non-U.S.
                           Government   Government   Government   Government
                              -----------------------------------------------
         Balanced Fund... $235,028,506 $469,930,416 $192,209,648 $646,343,092
         Foundation
          Fund...........  448,066,407  636,754,688  498,600,095  675,127,792
         Tax Strategic
          Foundation
          Fund...........            0  215,450,759            0  236,955,712

During the six months ended September 30, 1999, the Balanced Fund entered into reverse repurchase agreements. The average daily balance outstanding was $12,052,676, the weighted average interest rate was 3.44% and the maximum amount outstanding under these agreements was $14,335,076. The maximum amount outstanding under reverse repurchase agreements includes accrued interest.

The Balanced Fund loaned securities during the six months ended September 30, 1999 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At September 30, 1999, the value of securities on loan and the value of collateral amounted to $36,203,607 and $36,285,571, respectively. During the six months ended September 30, 1999, Balanced Fund earned $17,418 in income from securities lending.

Capital and currency losses incurred after October 31 within a Fund's fiscal year-end are deemed to arise on the first business day of the Fund's following fiscal year. For the fiscal year ended March 31, 1999, Tax Strategic Foundation Fund incurred and elected to defer $320,362 of capital loss, and Foundation Fund incurred and elected to defer $3,471 of currency loss.

8. EXPENSE OFFSET ARRANGEMENTS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of fee credits received by each Fund and the impact on each Fund's expense ratio represented as a percent-age of its average net assets were as follows:

                                                    Total
                                                 Fee Credits % of Average
                                                  Received    Net Assets
                                              ---------------------------
         Balanced Fund..........................   $40,550      0.01%
         Foundation Fund........................    68,053      0.00%
         Tax Strategic Foundation Fund..........     9,285      0.01%

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

10. FINANCING AGREEMENTS

Certain Evergreen Funds, State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a financing agreement dated December 22, 1997, as amended on November 20, 1998. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility was allocated, under the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility were as-sessed interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum was incurred on the unused portion of the committed fa-cility, which was allocated to all Funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street served as administrative agent for the Banks, and as administrative agent was entitled to a fee of $20,000 per annum which was allocated to all of the Evergreen Funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and The Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provided an additional unsecured credit facility in the aggregate amount of $150 million ($125 million committed and $25 million uncommitted). The remaining terms and conditions of the agreement were unaf-fected. This agreement was terminated on July 27, 1999.

On July 27, 1999, all of the Evergreen Funds and a group of banks (the "Lend-ers") entered into a credit agreement. Under this agreement, the Lenders pro-vide an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility is allocated, under the terms of the financing agreement, among the Lenders. The credit facility is accessed by the Funds for temporary or emergency purposes to fund the redemption of their shares or as general working capital as permitted by each Fund's borrowing restrictions. Borrowings under this facility are assessed interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31,
2000). A commitment fee of 0.10% per annum is incurred on the average daily un-used portion of the revolving credit commitment. The commitment fee is allo-cated to all Funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the Funds, and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the six months ended September 30, 1999, the Funds had no borrowings un-der these agreements.

11. YEAR 2000

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisers and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisers are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, how-ever, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

                                Evergreen Funds

Money Market

Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged

Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Municipal Income Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income

Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund
Quality Income Fund
Short-Duration Income Fund
High Income Fund

Balanced

American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund
Capital Balanced Fund
Capital Income and Growth Fund

Growth & Income

Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund
Select Equity Index Fund

Domestic Growth Tax

Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Growth Fund
Capital Growth Fund
Select Special Equity Fund

Global International

Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com


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